Appendix L

Audit — Tax — Consulting — Financial Advisory —

INDEPENDENT ACCOUNTANTS’ REVIEW REPORT

English Translation of a Report Originally Issued in Korean

To the Shareholder and the Board of Directors of Woori Bank

Report on the consolidated financial statements

We have reviewed the accompanying consolidated financial statements of Woori Bank and its subsidiaries (the “Group”). The financial statements consist of the consolidated statements of financial position as of June 30, 2014 and the related consolidated statements of comprehensive income for the three and six months ended June 30, 2014 and June 30, 2013, respectively, and the related consolidated statements of changes in equity and cash flows for the six months ended June 30, 2014 and June 30, 2013, respectively, and a summary of significant accounting policies and other explanatory information.

Management’s responsibility for the consolidated financial statements

The Group’s management is responsible for the preparation and fair presentation of the accompanying consolidated financial statements and for such internal control as management determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

Independent accountants’ responsibility

Our responsibility is to express a conclusion on the accompanying consolidated financial statements based on our review.

We conducted our review in accordance with standards for review of interim financial statements in the Republic of Korea. A review is limited primarily to inquiries of company personnel and analytical procedures applied to financial data, and this provides less assurance than an audit. We have not performed an audit and, accordingly, we do not express an audit opinion.

Review conclusion

Based on our review, nothing has come to our attention that causes us to believe that the accompanying consolidated financial statements of the Group are not presented fairly, in all material respects, in accordance with Korean International Financial Standards (“K-IFRS”) 1034 , ‘Interim Financial Reporting.’

Others

We have previously audited, in accordance with auditing standards generally accepted in the Republic of Korea, the consolidated statement of financial position of the Group as of December 31, 2013, and the related consolidated statements of comprehensive income, changes in equity and cash flows for the year then ended (not presented herein) and in our report dated March 3, 2014, we expressed an unqualified opinion on those consolidated financial statements. The accompanying statement of financial position as of December 31, 2013, which is comparatively presented in the accompanying consolidated financial statement, does not differ in all material respects from such audited consolidated statement of financial position.

Accounting principles and auditing standards and their application in practice vary among countries. The accompanying consolidated financial statements are not intended to present the financial position, results of operations and cash flows in accordance with accounting principles and practices generally accepted in countries other than the Republic of Korea. In addition, the procedures and practices utilized in the Republic of Korea to audit such financial statements may differ from those generally accepted and applied in other countries. Accordingly, this report and the accompanying consolidated financial statements are for use by those knowledgeable about Korean accounting procedures and auditing standards and their application in practice.

August 14, 2014

Notice to Readers

This report is effective as of August 14, 2014, the accountants’ report date. Certain subsequent events or circumstances may have occurred between this accountants’ report date and the time the report is read. Such events or circumstances could significantly affect the accompanying consolidated financial statements and may result in modifications to the accountants’ report.

WOORI BANK AND ITS SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

AS OF JUNE 30, 2014 AND DECEMBER 31, 2013

	Korean Won
	June 30, 2014	December 31, 2013
	(In millions)
ASSETS
Cash and cash equivalents (Note 6)	5,056,584	5,472,425
Financial assets at fair value through profit or loss (Notes 7, 11 and 19)	4,665,323	4,398,132
Available-for-sale financial assets (Notes 8, 11 and 19)	16,696,957	16,897,731
Held-to-maturity financial assets (Notes 9, 11 and 19)	13,302,549	12,038,820
Loans and receivables (Notes 10, 11,19 and 45)	208,570,865	207,360,680
Investments in associates (Note 13)	613,998	546,188
Investment properties (Note 14)	360,920	333,834
Premises and equipment, net (Note 15)	2,342,308	2,369,213
Intangible assets, net (Note 16)	71,262	76,016
Other assets (Note 17)	157,311	161,258
Current tax assets (Note 42)	1,670	136,713
Deferred tax assets (Note 42)	147,773	61,764
Derivative assets (Notes 11 and 26)	151,163	131,410
Assets held-for-sale (Note 18)	1,104	587

Total assets	252,139,787	249,984,771

LIABILITIES
Financial liabilities at fair value through profit or loss (Notes 11 and 20)	2,676,267	2,631,037
Deposits due to customers (Notes 11, 21 and 45)	181,033,198	175,209,309
Borrowings (Notes 11, 22 and 45)	15,326,563	17,264,362
Debentures (Notes 11 and 22)	17,217,192	16,088,973
Provisions (Note 23)	460,352	618,225
Retirement benefit obligation (Note 24)	57,510	39,370
Current tax liabilities (Note 42)	185,714	8,889
Other financial liabilities (Notes 11 and 25)	16,799,499	19,401,628
Other liabilities (Note 25)	294,855	322,932
Deferred tax liabilities (Note 42)	607	45,274
Derivative liabilities (Notes 11 and 26)	—	4,441

Total liabilities	234,051,757	231,634,440

(Continued)

WOORI BANK AND ITS SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

AS OF JUNE 30, 2014 AND DECEMBER 31, 2013 (CONTINUED)

	Korean Won
	June 30, 2014	December 31, 2013
	(In millions)
EQUITY
OWNER’S EQUITY
Capital stock (Note 28)	2,983,452	2,983,452
Hybrid equity securities (Note 28)	1,880,798	2,380,797
Capital surplus (Note 28)	734,671	734,671
Other equity (Note 29)	(52,797)	5,483
Retained earnings (Notes 30 and 31)
(Regulatory reserve for credit loss as of June 30, 2014 and December 31, 2013 is ￦1,250,337 million and ￦1,384,199 million, respectively
Unreserved regulatory reserve for credit loss as of June 30, 2014 and December 31, 2013 is nil
Regulatory reserve for credit loss to be reserved (reversed) as of June 30, 2014 and December 31, 2013 is ￦111,286 million and ￦(-)133,862 million, respectively
Planned provision (reversal) of regulatory reserve for credit loss as of June 30, 2014 and December 31, 2013 is ￦111,286 million and ￦(-)133,862 million, respectively)	12,534,868	12,239,195

	18,080,992	18,343,598
NON-CONTROLLING INTERESTS	7,038	6,733

Total equity	18,088,030	18,350,331

Total liabilities and equity	252,139,787	249,984,771

See accompanying notes to consolidated financial statements.

WOORI BANK AND ITS SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE THREE MONTHS AND THE SIX MONTHS ENDED

JUNE 30, 2014 AND JUNE 30, 2013

	Korean Won
	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
	(In millions, except for income per share data)
OPERATING INCOME:
Net interest income (Notes 33 and 45):
Interest income	2,219,410	4,408,937	2,286,770	4,615,748
Interest expenses	1,137,416	2,260,926	1,176,755	2,415,735

	1,081,994	2,148,011	1,110,015	2,200,013

Net fee and commission income (Notes 34 and 45):
Fee and commission income	247,573	492,464	246,488	477,103
Fee and commission expenses	38,226	75,898	41,555	80,766

	209,347	416,566	204,933	396,337

Dividend income (Notes 35 and 45)	22,310	71,730	21,318	43,427
Gain (loss) on financial instruments at fair value through profit or loss (Note 36)	3,687	5,934	94,574	124,982
Gain (loss) on available-for-sale financial assets (Note 37)	14,911	(37,193)	27,295	8,709
Impairment losses for loans, other receivables, guarantees and unused commitments (Notes 39 and 45)	(225,274)	(254,780)	(458,128)	(901,583)
General and administrative expenses (Note 40)	(721,319)	(1,348,668)	(695,568)	(1,322,893)
Net other operating income (expenses) (Notes 40 and 45)	(124,295)	(281,315)	(105,192)	(139,311)

	261,361	720,285	199,247	409,681

NON-OPERATING INCOME
Share of profits (losses) of associates (Notes 13 and 41)	29,675	(44,719)	9,513	1,048
Other non-operating income (Note 41)	21,322	12,652	30,786	23,934

	50,997	(32,067)	40,299	24,982

NET INCOME BEFORE INCOME TAX EXPENSE	312,358	688,218	239,546	434,663

INCOME TAX EXPENSE (Note 42)	91,164	161,488	45,048	77,523

PROFIT FROM CONTINUING OPERATIONS	221,194	526,730	194,498	357,140
PROFIT FROM DISCONTINUED OPERATIONS (Note 46)	—	—	—	29,476

NET INCOME (Net income after the provision (reversal) of regulatory reserve for credit loss for the six months ended June 30, 2014 and June 30, 2013 are ￦415,444 million and ￦508,260 million, respectively) (Note 31)	221,194	526,730	194,498	386,616

Net income attributable to the owner	221,022	526,258	194,215	386,068
Profit from continuing operations	221,022	526,258	194,215	356,592
Profit from discontinued operations	—	—	—	29,476
Net income attributable to the non-controlling interests	172	472	283	548
Profit from continuing operations	172	472	283	548
Profit from discontinued operations	—	—	—	—

(Continued)

WOORI BANK AND ITS SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE THREE MONTHS AND THE SIX MONTHS ENDED

JUNE 30, 2014 AND JUNE 30, 2013 (CONTINUED)

	Korean Won
	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
	(In millions, except for income per share data)
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:
Items that will not be reclassified in profit or loss
Re-measurement component of defined benefit plans	817	(27,676)	41,429	6,752
Items that may be reclassified in profit or loss
Gain (loss) on valuation of available-for-sale financial assets	(1,807)	5,853	(56,081)	(34,615)
Share of other comprehensive income (loss) on investment in associates	(2,649)	(2,753)	446	(2,990)
Gain (loss) on overseas business translation	(53,346)	(33,768)	25,169	55,116
Gain on valuation of cash flow hedge	—	—	1,908	1,367

	(56,985)	(58,344)	12,871	25,630
TOTAL COMPREHENSIVE INCOME	164,209	468,386	207,369	412,246

Comprehensive income attributable to the owner	164,821	468,082	206,953	411,332
Comprehensive income attributable to the non-controlling interests	(612)	304	416	914
NET INCOME PER SHARE: (In Korean Won) (Note 43)
Continuing and discontinued operations
Basic earnings per common share	323	770	287	512
Diluted earnings per common share	323	770	268	471
Continuing operations
Basic earnings per common share	323	770	287	465
Diluted earnings per common share	323	770	268	428

See accompanying notes to consolidated financial statements.

WOORI BANK AND ITS SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

FOR THE SIX MONTHS ENDED JUNE 30, 2014 AND JUNE 30, 2013

(Unit: Korean Won in millions)

				Other equity
	Capital stock	Hybrid equity securities	Capital surplus	Gain (loss) on valuation of available-for- sale financial assets	Gain (loss) on valuation of cash flow risk hedge	Gain (loss) on overseas business translation	Share of other comprehensive loss on associates	Re- measurement component of defined benefit	Other	Retained earnings	Total owner’s equity	Non- controlling interests	Total equity
January 1, 2013	3,829,783	1,681,807	812,016	207,776	(1,447)	(75,232)	(281)	(62,246)	—	12,195,154	18,587,330	7,611	18,594,941
Dividends	—	—	—	—	—	—	—	—	—	(238,550)	(238,550)	—	(238,550)
Net income	—	—	—	—	—	—	—	—	—	386,068	386,068	548	386,616
Valuation of available-for-sale financial assets	—	—	—	(19,818)	—	—	—	—	—	—	(19,818)	—	(19,818)
Valuation of investment in associates	—	—	—	—	—	—	(2,990)	—	—	—	(2,990)	—	(2,990)
Translation of overseas business	—	—	—	—	—	54,750	—	—	—	—	54,750	366	55,116
Cash flow hedge	—	—	—	—	1,367	—	—	—	—	—	1,367	—	1,367
Actuarial gain	—	—	—	—	—	—	—	6,532	—	—	6,532	—	6,532
Issuance of hybrid equity securities	—	499,288	—	—	—	—	—	—	—	—	499,288	—	499,288
Credit card division spin-off (Note 46)	(846,331)	—	(77,345)	(14,797)	—	—	—	220	—	(111,747)	(1,050,000)	—	(1,050,000)

Balance as of June 30, 2013	2,983,452	2,181,095	734,671	173,161	(80)	(20,482)	(3,271)	(55,494)	—	12,230,925	18,223,977	8,525	18,232,502

January 1, 2014	2,983,452	2,380,797	734,671	187,609	—	(127,531)	774	(55,369)	—	12,239,195	18,343,598	6,733	18,350,331
Dividends	—	—	—	—	—	—	—	—	—	(230,584)	(230,584)	—	(230,584)
Net income	—	—	—	—	—	—	—	—	—	526,258	526,258	472	526,730
Valuation of available-for-sale financial assets	—	—	—	5,853	—	—	—	—	—	—	5,853	—	5,853
Valuation of investment in associates	—	—	—	—	—	—	(2,753)	—	—	—	(2,753)	—	(2,753)
Translation of overseas business	—	—	—	—	—	(33,601)	—	—	—	—	(33,601)	(167)	(33,768)
Actuarial loss	—	—	—	—	—	—	—	(27,676)	—	—	(27,676)	—	(27,676)
Repayment of hybrid equity securities	—	(499,999)	—	—	—	—	—	—	—	(1)	(500,000)	—	(500,000)
Others	—	—	—	—	—	—	—	—	(103)	—	(103)		(103)

Balance as of June 30, 2014	2,983,452	1,880,798	734,671	193,462	—	(161,132)	(1,979)	(83,045)	(103)	12,534,868	18,080,992	7,038	18,088,030

See accompanying notes to consolidated financial statements

WOORI BANK AND ITS SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2014 AND JUNE 30, 2013

	Korean Won
	2014	2013
	(In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	526,730	386,616
Adjustment to net income:
Interest income	(4,408,937)	(4,837,758)
Interest expense	2,260,926	2,446,387
Dividend income	(71,730)	(47,663)
Income tax expense	161,488	86,934

	(2,058,253)	(2,352,100)

Additions of expenses not involving cash outflows:
Loss on available-for-sale financial assets	37,193	—
Impairment loss for loans, other receivables, guarantees and unused commitments	254,780	923,504
Retirement benefits	53,261	53,892
Loss on derivatives for hedging	14,543	55,620
Loss on fair value hedged items	43,366	22,077
Loss on investment in associates	68,078	15,175
Loss on valuation of investment in associates	16,914	—
Loss on disposal of investment in associates	—	4,464
Loss on disposal of premises and equipment, intangible assets and investment properties	236	374
Depreciation and amortization of premises and equipment, intangible assets and investment properties	66,682	71,217
Impairment loss on premises and equipment, intangible assets and investment properties	632	170
Loss on other provisions	10,594	16,716

	566,279	1,163,209

Deductions of revenue not involving cash inflows:
Gain on available-for-sale financial assets	—	9,736
Gain on derivatives for hedging	36,108	23,457
Gain on fair value hedged items	12,182	65,091
Gain on valuation of investment in associates	24,905	16,223
Reversal of impairment loss on investment in associates	15,368	—
Gain on disposal of investment in associates	7,000	6,206
Gain on disposal of premises and equipment, intangible assets and investment properties	351	411
Reversal of impairment loss on premises and equipment, intangible assets and other assets	226	46
Gain on other provisions	214	38

	96,354	121,208

(Continued)

WOORI BANK AND ITS SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2014 AND JUNE 30, 2013 (CONTINUED)

	Korean Won
	2014	2013
	(In millions)
Changes in operating assets and liabilities:
Financial instruments at fair value through profit or loss	(221,961)	5,911,447
Loans and receivables	(2,378,851)	(11,055,839)
Other assets	3,518	(8,573)
Deposits due to customers	5,815,400	(603,658)
Provisions	(39,766)	(66,228)
Other financial liabilities	(2,594,533)	5,396,888
Other liabilities	(20,043)	(10,976)

	563,764	(436,939)

Interest income received	4,360,556	4,705,514
Interest expense paid	(2,289,696)	(2,679,955)
Dividend received	71,818	47,656
Income taxes paid	(8,480)	(215,990)

Net cash provided by operating activities	1,636,364	496,803

CASH FLOWS FROM INVESTING ACTIVITIES:
Cash in-flows from investing activities:
Disposal of available-for-sale financial assets	11,816,281	10,578,287
Repayment of held-to-maturity financial assets	2,130,201	3,177,006
Redemption of investments in associates	11,781	62
Disposal of investment properties	—	5,212
Disposal of premises and equipment	212	551
Disposal of intangible assets	130	244
Disposal of assets held-for-sale	266	1,198

	13,958,871	13,762,560

Cash out-flows from investing activities:
Acquisition of available-for-sale financial assets	10,918,140	12,028,536
Acquisition of held-to-maturity financial assets	3,381,676	1,006,682
Acquisition of investments in associates	67,431	—
Acquisition of premises and equipment	35,438	42,321
Acquisition of intangible assets	18,580	4,922

	14,421,265	13,082,461

Net cash provided by (used in) investing activities	(462,394)	680,099

(Continued)

WOORI BANK AND ITS SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2014 AND JUNE 30, 2013 (CONTINUED)

	Korean Won
	2014	2013
	(In millions)
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash in-flows from financing activities:
Issue of borrowings	4,961,862	3,618,540
Issue of debentures	5,025,733	3,857,418
Issue of hybrid equity securities	—	499,288

	9,987,595	7,975,246

Cash out-flows from financing activities:
Repayment of borrowings	6,900,321	5,374,225
Repayment of debentures	3,898,868	3,323,545
Repayment of hybrid equity securities	500,000	—
Payment of dividends	230,819	225,637

	11,530,008	8,923,407

Net cash used in financing activities	(1,542,413)	(948,161)

EFFECTS OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(47,398)	3,039

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(415,841)	231,780
CASH AND CASH EQUIVALENTS, BEGINNING OF THE PERIOD (Note 6)	5,472,425	4,593,736

CASH AND CASH EQUIVALENTS, END OF THE PERIOD (Note 6)	5,056,584	4,825,516

See accompanying notes to consolidated financial statements.

WOORI BANK AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 AND DECEMBER 31, 2013

AND FOR THE THREE MONTHS AND THE SIX MONTHS

ENDED JUNE 30, 2014 AND JUNE 30, 2013

1.	GENERAL

(1)	Woori Bank

Woori Bank was established in 1899 and is engaged in the commercial banking business under the Banking Law, trust business under the Financial Investment Services and Capital Market Act and foreign exchange business with approval from the Bank of Korea (“BOK”) and the Ministry of Finance and Economy (“MOFE”).

On March 27, 2001, Korea Deposit Insurance Corporation (“KDIC”) established Woori Finance Holdings Co., Ltd. (“WFH”). Woori Bank (“ the Bank”)is a wholly owned subsidiary of WFH as of June 30, 2014. The Bank’s common stock amount, expressed in Korean Won (the “KRW” or “￦”), to ￦2,983,452 million and the Bank’s common shares issued and outstanding as of June 30, 2014 are 597 million shares. The head office of the Bank is located in Seoul, Korea. The Bank has 991 branches and offices in the Republic of Korea (“Korea”), and 19 branches and offices overseas.

(2)	Subsidiaries

1)	The consolidated financial statements for Woori Bank and its subsidiaries (“the Group”) include the following subsidiaries (Unit: Korean Won in millions, USD in thousands, RUB in 100 millions, IDR in millions, BRL in thousands):

				June 30, 2014		Financial
Subsidiaries	Location	Capital stock	Main business	Number of shares owned	Percentage of ownership (%)	statements as of
Woori Credit Information Co., Ltd.	Korea	KRW 5,000	Credit information	1,008,000	100.0	June 30
Woori America Bank	U.S.A	USD 122,500	Banking	24,500,000	100.0	June 30
P.T. Bank Woori Indonesia	Indonesia	IDR 170,000	Banking	1,618	95.2	June 30
Woori Global Market Asia Limited	Hong Kong	USD 100,000	Banking	78,000,000	100.0	June 30
Woori Bank China Limited	China	USD 308,810	Banking	—	100.0	June 30
ZAO Woori Bank	Russia	RUB 14.5	Banking	57,999,999	100.0	June 30
Woori Brazil Bank	Brazil	BRL 77,090	Banking	77,094,000	100.0	June 30
Korea BTL Infrastructure Fund	Korea	KRW 650,500	Financial service	130,104,771	100.0	June 30
Woori Fund Service Co., Ltd.	Korea	KRW 10,000	Financial service	2,000,000	100.0	June 30

2)	For structured entities in accordance with K-IFRS 1110 and K-IFRS 1112, entities on which the Group has control, when the Group is exposed, or has rights, to variable returns for its involvement with the entities and has the ability to affect those returns through its power over the entities, are included in the consolidation scope.

Details of special purposes entities (“SPEs”) included in the consolidation scope as of June 30, 2014 are as follows:

Subsidiaries	Location	Main business	Percentage of ownership (%)	Financial statements as of
Kumho Trust 1st Co., Ltd. and others(*1)	Korea	Asset Securitization	—	June 30
KAMCO Value Recreation 1st Securitization Specialty LLC (*1)	Korea	Asset Securitization	15.0	June 30
Woori Bank Principal Guaranteed Trust, Woori Bank Principal and Interest Guaranteed Trust(*2)	Korea	Trust	—	June 30
Haeoreum Short-term Bond 15th and others	Korea	Investment securities	100.0	June 30
Woori Milestone Private Real Estate Fund 1st	Korea	Investment securities	94.8	June 30
Consus Sakhalin Real Estate Investment Trust 1st	Korea	Investment securities	75.0	June 30

(*1)	It is determined that the Group controls the entity after considering all the facts and circumstances, such as the Group’s power over the entity’s related business activities, the Group’s exposure to variable returns from its involvement with the entity, and the Group’s ability to affect the returns through its power over the entity, even though the Group holds less than 50% ownership of the entity.
(*2)	The Group controls the trust because it has power that determines the management performance over the trust and is exposed to variable returns to absorb losses through the guarantees of payment of principal and fixed rate of return.

The following entities have been excluded from the consolidation scope, although the percentage of ownership of the Group on common share is higher than 50%:

Subsidiaries	Location	Main business	Percentage of ownership (%)
Golden Bridge Sidus FNH Video	Korea	Investment securities	58.8
Golden Bridge NHN Online Private Equity Investment	Korea	Investment securities	60.0
Heungkuk High Class Private Equity Securities Investment Trust 377th	Korea	Investment securities	51.3

3)	Details of SPEs newly included in the consolidation scope during the six months ended June 30, 2014 are as follows:

SPEs	Reasons
New-year 8 th Co., Ltd.	Classified as a structured company for asset-backed securitization. It is considered to be controlled by the Group due to the Group’s exposure to variable profit and the Group’s ability to use power in order to influence on variable profit.

HDC New Star Private Equity Securities 24th and others	Classified as a SPE for investing in securities and others. The activities of the entity, decision-making powers, and benefits and risks have been considered for such inclusion in the consolidation scope.

4)	Details of SPEs newly excluded from the consolidation scope during the six months ended June 30, 2014 are as follows:

SPEs	Reasons
Guam Emerald LLC	Loss of control due to sale of loans for special purpose entity

Hyundai Platinum Private Equity Securities W-2nd and other 16 Private Equity Securities	Disposal and repayment of beneficiary certificates (*)

(*)	￦5,342 million are reflected in gain and loss in the consolidated statement of comprehensive income of the Group, in relation with the exclusion from the consolidation scope, due to disposal and repayment of beneficiary certificate.

5)	Summarized statements of financial position as of June 30, 2014 and December 31, 2013, respectively, and comprehensive income statements for the six months ended June 30, 2014 and the year ended December 31, 2013, respectively, of subsidiaries whose financial information is included in the consolidated financial statements of the Group, are as follows (Unit: Korean Won in millions):

< June 30, 2014 >

Subsidiaries	Assets	Liabilities	Equity	Revenue	Net income (loss)	Total comprehensive income (loss)
Woori Credit Information Co., Ltd.	30,820	4,804	26,016	15,780	691	646
Woori America Bank	1,239,947	1,087,443	152,504	24,769	3,463	(2,386)
PT. Bank Woori Indonesia	756,571	609,654	146,917	54,861	9,759	6,305
Woori Global Market Asia Limited	288,016	186,894	101,122	3,080	354	(3,420)
Woori Bank China Limited	3,399,301	2,991,067	408,234	120,210	4,539	(11,451)
ZAO Woori Bank	211,026	157,982	53,044	6,209	2,003	(1,743)
Woori Brazil Bank	184,349	148,418	35,931	8,320	767	1,879
Korea BTL Infrastructure Fund	657,990	260	657,730	17,738	16,101	16,101
Woori Fund Service Co., Ltd.	9,494	527	8,967	2,460	(93)	(93)
Woori Bank Principal and Interest Guaranteed Trust	1,419,039	1,390,599	28,440	32,309	535	535
SPEs under consolidation	711,172	1,126,312	(415,140)	25,024	10,662	14,660
Beneficiary certificates under consolidation	2,494,976	434,439	2,060,537	41,336	8,858	18,977

< December 31, 2013 >

Subsidiaries	Assets	Liabilities	Equity	Revenue	Net income (loss)	Total comprehensive income (loss)
Woori Credit Information Co., Ltd.	31,414	5,037	26,377	35,154	1,912	2,118
Woori America Bank	1,228,163	1,073,273	154,890	48,707	27,939	24,532
PT. Bank Woori Indonesia	666,804	526,192	140,612	350,165	20,896	(18,214)
Woori Global Market Asia Limited	184,475	79,933	104,542	7,276	2,291	1,150
Woori Bank China Limited	3,414,199	2,994,515	419,684	247,721	10,258	3,677
ZAO Woori Bank	201,035	146,248	54,787	11,722	3,037	(114)
Woori Brazil Bank	143,993	109,940	34,053	7,689	(127)	(4,522)
Korea BTL Infrastructure Fund	651,973	255	651,718	33,747	30,687	30,687
Woori Fund Service Co., Ltd.	2,694	532	2,162	5,035	(270)	(270)
Woori Bank Principal and Interest Guaranteed Trust	1,389,082	1,361,177	27,905	51,640	(293)	(293)
SPEs under consolidation	573,737	1,053,530	(479,793)	41,619	(58,662)	(65,385)
Beneficiary certificates under consolidation	2,142,185	30,885	2,111,300	47,273	32,678	29,816

6)	The structured entities where the Group has financial interests on involvement, such as:

•	Structured entity for the securitization of financial assets

The structured entity is established for the purpose of securitization of project financing loans, corporate bonds, and other financial assets. The Group is involved with the structured entity through providing with credit facility over asset-backed commercial papers issued by the entity, originating loans directly to the structured entity, or purchasing 100% of the subordinated debts issued by the structured entity.

•	Security investments structured entity

The structured entity is established for the purpose of investments in securities. The Group acquires beneficiary certificates through its contribution of fund to the structured entity, and it is exposed to the risk that it may not be able to recover its fund depending on the result of investment performance of asset managers of the structured entity.

•	Money trust under the Trust Business Act

The Group provides with financial guarantee of principal and interest or principal only to some of its trust products. Due to the financial guarantees, the Group may be obliged to supplement when the principal and interest or principal of the trust product sold is short of the guaranteed amount depending on the result of investment performance of the trust product.

7)	The details of the limitations with regard to the transfer of assets or the redemption of liabilities within the Group are provided below.

Some subsidiaries are regulated by the rules of the jurisdictions in which they were incorporated with regard to funding or management of deposits. Also, there is a limitation consisting in the fact that they must have pre-approval from their regulators in case of remittance of earnings to the parent company.

8)	The Group has entered into various agreements with structured entities such as asset securitization vehicles, structured finance and investment funds. The Group has no controlling power over those structured entities, which is determined in accordance with K-IFRS 1110. As therefore, those structured entities are not consolidated to the Group. They are classified as three categories, asset securitization vehicles, structured finance and investment fund based on nature and purpose of their investments and risk exposed to the Group.

Asset securitization vehicle issues asset-backed securities and redeems the principal and interest or distributes dividends on asset-backed securities with profits from collecting cash flows or sale of securitized assets. The Group, as a secondary guarantor, provides purchase commitments for its asset-backed securities or guarantees to such asset securitization vehicle and recognizes commission income or interest incomes related to the commitment or guarantees. As therefore, the Group would be exposed to risks to purchases or pays back asset-backed securities issued by the vehicles when a primary guarantor fails to provide the financing asset securitization vehicles.

Structured finance includes investments in project financing on real estates, social overhead capital (“SOC”), infrastructure and shipping finance. They are formed as special purpose entity by funding through equity investments and loans from various investors. Investment decisions are made by the Group based on business outlook of such projects. In relation to such investments, the Group recognizes interest incomes on loans, gains or losses on valuation of equity investments or dividend income. The structured finance is secured by additional funding agreement, guarantee or credit facilities. However, the structured financing project would fail to return the capital of equity investments or principal of loans to the Group if it is discontinued or did not achieve business outcome.

Investment funds include trusts and private equity funds. A trust is formed by contributions from various investors, operated by a manager engaged to the trust and distributed proceeds from sales of investments to the investors. A private equity fund is established in order to acquire ownership interests in a portfolio company with exit strategy after implementing financial and operational restructuring of the company. The Group recognizes unrealized gains or losses on change in value of investments in proposition of ownership interests in investments. The Group would be exposed to risks of loss when the value of portfolio investment is decreased.

Total asset of the unconsolidated structured entities, carrying value of the related items recorded, maximum exposure to risks, and loss recognized as of and for the six months ended June 30, 2014, and as of and for the year ended December 31, 2013, respectively, are as follows (Unit: Korean Won in millions):

Maximum exposure to risks such as investments, purchase commitment and credit line is amounts that have a possibility to be determined in case some conditions are met in the future.

	June 30, 2014
	Asset Securitization vehicle	Structured Finance	Investment Funds
Total asset of the unconsolidated structured entities	8,169,931	21,359,540	4,053,205
Assets recognized in the consolidated financial statements related to the unconsolidated structured entities	511,709	2,253,433	854,447
Loans and receivables	212,833	2,251,312	—
(Provision for credit loss)	(522)	(191,996)	—
Available-for-sale financial assets	—	151,536	549,126
Held-to-maturity financial assets	299,335	—	—
Investments in associates	—	—	305,321
Derivative assets	63	42,581	—
Liabilities recognized in the consolidated financial statements related to the unconsolidated structured entities	20,930	706	—
Other liabilities (Provision)	20,930	706	—
Maximum exposure to risks	2,511,259	3,003,897	854,447
Investments	511,709	2,253,433	854,447
Purchase commitment	418,500	—	—
Credit facilities	1,581,050	469,501	—
Other commitment	—	280,963	—
Loss recognised on unconsolidated structured entities	—	452	21,761

	December 31, 2013
	Asset Securitization vehicle	Structured Finance	Investment Funds
Total asset of the unconsolidated structured entities	7,819,335	22,969,448	4,063,207
Assets recognized in the consolidated financial statements related to the unconsolidated structured entities	451,950	2,579,950	855,225
Loans and receivables	90,500	2,592,627	—
(Provision for credit loss)	(221)	(218,591)	—
Available-for-sale financial assets	—	155,246	582,389
Held-to-maturity financial assets	361,576	—	—
Investments in associates	—	—	272,836
Derivative assets	95	50,668	—
Liabilities recognized in the consolidated financial statements related to the unconsolidated structured entities	17,901	1,321	12
Other liabilities (Provision)	17,901	1,321	12
Maximum exposure to risks	2,394,611	3,228,201	909,825
Investments	451,950	2,579,950	855,225
Purchase commitment	511,280	—	—
Credit facilities	1,309,881	365,958	54,600
Other commitment	121,500	282,293	—
Loss recognised on unconsolidated structured entities	—	22,142	3,747

2.	SUMMARY OF SIGNIFICANT BASIS OF PREPARATION AND ACCOUNTING POLICIES

The Group’s consolidated financial statements for the six months ended June 30, 2014 are prepared in accordance with K-IFRS 1034 ‘Interim Financial Reporting.’ It is necessary to use the annual consolidated financial statements for the year ended December 31, 2013 for the understanding of the interim financial statements.

Unless stated otherwise, the accounting policies have been applied consistently with the annual consolidated financial statements in order to prepare the consolidated financial statements for the six months ended June 30, 2014.

(1)	The Group has newly adopted the following new and revised K-IFRSs that have affected the accounting policies.

•	Amendments to K-IFRS 1032 – Financial Instruments: Presentation

The amendments to K-IFRS 1032 clarify the requirement for the offset presentation of financial assets and financial liabilities. That is, the right to offset must not be conditional on the occurrence of future events and can be exercised anytime during the contract periods. The right to offset is executable even in the case of default or insolvency. The adoption of the amendments has no significant impact on the Group’s consolidated financial statements.

•	Amendments to K-IFRS 1110, 1112 and 1027 – Investment Entities

Investment Entities introduced an exception to the principle in K-IFRS 1110 Consolidated financial statement that all subsidiaries shall be consolidated. The amendments define an investment entity and require a parent that is an investment entity to measure its investment in particular subsidiaries at fair value through profit or loss instead of consolidating those subsidiaries in its consolidated financial statements. Also, the new disclosure requirements for investment entities in accordance with the amendments of K-IFRS 1110 have been introduced by consequential amendments to K-IFRS 1112, Disclosure of Interests in Other Entities, and K-IFRS 1027, Separate Financial Statements. The adoption of the amendments has no significant impact on the Group’s consolidated financial statements.

•	Amendments to K-IFRS 1039 – Financial Instruments: Recognition and Measurement

The amendments allowed the Group to use hedge accounting when, as a consequence of laws or regulations or the introduction of laws or regulations, the original counterparty to the hedging instrument is replaced by a central counterparty or an entity which is acting as counterparty in order to effect clearing by a central counterparty. The adoption of the amendments has no significant impact on the Group’s consolidated financial statements.

•	Enactment of K-IFRS 2121 – Levies

The enactment defines that the obligating event giving rise to the recognition of a liability to pay a levy is the activity that triggers the payment of the levy in accordance with the related legislation. The enactment has no significant impact on the Group’s consolidated financial statements.

In addition to the new amendments and enactments listed above, K-IFRS 1036, Impairment of Assets, had been amended to add clarifications about the disclosure requirement in relation to estimated recoverable amount for non-financial assets. The adoption of these amendments has no significant impact on the Group’s consolidated financial statements.

(2)	The Group has not applied the following new and revised K-IFRS that have been issued but are not yet effective:

•	Amendments to K-IFRS 1019 – Employee Benefits

If the amount of the contributions is not subject to service period, the Group is permitted to recognize such contributions as a reduction in the service cost in the period in which the related service is rendered. The amendments are effective for the annual periods beginning on or after July 1, 2014.

The Group anticipates that the amendment listed above may not have significant impact on the Group’s consolidated financial statements.

(3)	Reclassification of profit or loss related to Financial asset or financial liability at fair value through profit or loss

The Group reclassified hybrid financial instruments related to stocks from financial liabilities held for trading (derivative liability related to stocks) to financial liability at fair value through profit or loss for the year ended December 31, 2013. As a result, loss on financial instrument at fair value through profit or loss related to hybrid financial instruments increased by ￦27,374 million and loss on financial instruments held for trading (loss on derivatives related to stocks) decreased by ￦27,374 million for the six months ended June 30, 2013. It is reclassification of accounts within profits or losses on financial instruments at fair value through profit or loss and does not affect net profit or loss of the Group reported for the six months ended June 30, 2013.

3.	SIGNIFICANT ACCOUNTING ESTIMATES AND ASSUMPTIONS

The significant accounting estimates and assumptions are continually evaluated and are based on historical experiences and various factors including expectations of future events that are considered to be reasonable. Actual results can differ from those estimates based on such definitions.

The significant judgments which the management made about the application of the Group’s accounting policies and key sources of uncertainty in estimates do not differ from those used in preparing the consolidated financial statements for the year ended December 31, 2013.

4.	RISK MANAGEMENT

The Group’s operating activity is exposed to various financial risks; hence, the Group is required to analyze and assess the level of complex risks, determine the level of risks to be accepted, or to manage the risks. The Group’s risk management procedure is set for improvement in the quality of assets held and investments by making decisions about how to avoid or mitigate risks through the identification of the cause of the potential risks and their impacts.

The Group takes approaches to minimize risks and maximize profits by managing risks acceptable to the Group and eliminating excessive risks of financial instruments. For these approaches, the following procedures are performed: risk recognition, measurement and assessment, control, and monitoring and reporting.

The risk is managed by the risk management department based on the Group’s risk management policy. The Risk Management Committee of the Group makes the decision on the risk management strategy such as the avoidance of concentration of risk and the establishment of acceptable level of risks.

(1)	Credit risk

Credit risk represents the possibility of financial losses incurred when the counterparty fails to fulfill its contractual obligations. The goal of credit risk management is to maintain the credit risk exposure to a permissible degree and to optimize the rate of return considering such credit risk.

1)	Credit risk management

The Group considers the probability of failure in performing the obligation of its counterparties, credit exposure to the counterparty and the related default risk and the rate of default loss. The Group uses the credit rating model to assess the possibility of counterparty’s default risk; and when assessing the obligor’s credit grade, the Group utilizes credit grades derived using statistical methods.

2)	Credit line management

In order to manage credit risk limit, the Group establishes the appropriate credit line per obligor, company or industry and monitors obligors’ credit line, total exposures and loan portfolios when approving the loan.

3)	Credit risk mitigation

The Group mitigates credit risk resulting from the obligor’s credit condition by using financial and physical collateral, guarantees, netting agreements and credit derivatives. The Group has adopted the entrapment method acknowledged by BASEL II standards to mitigate its credit risk. Credit risk mitigation is reflected in qualifying financial collateral, trade receivables, guarantees, residential and commercial real estate and other collaterals. The Group regularly performs a revaluation of collateral reflecting such credit risk mitigation.

4)	Maximum exposure to credit risk

The maximum exposures of financial instruments, excluding equity securities, to credit risk are as follows (Korean Won in millions):

		June 30, 2014	December 31, 2013
Loans and receivables	Korean treasury and government agencies	15,969,863	14,803,353
	Banks	13,066,632	21,668,783
	Corporates	88,980,583	83,836,761
	Consumers	90,553,787	87,051,783

		208,570,865	207,360,680

Financial assets at fair value through profit or loss (“FVTPL”)	Short-term debt securities (*)	2,185,509	1,971,741
	Gold banking assets	11,869	9,299
	Derivative assets	2,268,376	2,177,357

		4,465,754	4,158,397

Available-for-sale (“AFS”) financial assets	AFS debt securities (*)	12,833,260	12,323,342

Held-to-maturity (“HTM”) financial assets	HTM debt securities	13,302,549	12,038,820

Derivative assets	Derivative assets	151,163	131,410

Off-balance	Guarantees	17,544,144	18,137,380
	Loan commitments	61,900,410	65,044,986

		79,444,554	83,182,366

		318,768,145	319,195,015

(*)	Financial assets at FVTPL and AFS financial assets represent debt security amount only (Notes 7 and 8).

5)	Credit risk of loans and receivables

The credit risk of loans and receivables by loan conditions are as follows (Unit: Korean Won in millions):

	June 30, 2014
	Korean treasury and government agencies	Banks	Corporates				Consumers	Total
			General business	Small and medium sized enterprise	Project financing	Sub-total
Loans neither overdue nor impaired	15,974,077	13,076,324	52,100,676	28,635,410	6,267,055	87,003,141	89,574,039	205,627,581
Loans overdue but not impaired	—	—	27,744	182,359	—	210,103	802,816	1,012,919
Impaired loans	—	—	3,179,398	682,851	660,420	4,522,669	595,510	5,118,179

	15,974,077	13,076,324	55,307,818	29,500,620	6,927,475	91,735,913	90,972,365	211,758,679

Less: Provisions for credit losses	4,214	9,692	1,798,378	714,910	242,042	2,755,330	418,578	3,187,814

Total, net	15,969,863	13,066,632	53,509,440	28,785,710	6,685,433	88,980,583	90,553,787	208,570,865

	December 31, 2013
	Korean treasury and government agencies	Banks	Corporates				Consumers	Total
			General business	Small and medium sized enterprise	Project financing	Sub-total
Loans neither overdue nor impaired	14,807,548	21,687,316	48,661,107	27,862,065	5,494,128	82,017,300	85,541,733	204,053,897
Loans overdue but not impaired	—	—	82,800	177,461	—	260,261	1,215,115	1,475,376
Impaired loans	—	—	3,287,750	712,099	638,089	4,637,938	699,464	5,337,402

	14,807,548	21,687,316	52,031,657	28,751,625	6,132,217	86,915,499	87,456,312	210,866,675

Less: Provisions for credit losses	4,195	18,533	2,158,720	636,403	283,615	3,078,738	404,529	3,505,995

Total, net	14,803,353	21,668,783	49,872,937	28,115,222	5,848,602	83,836,761	87,051,783	207,360,680

a)	Credit quality of loans and receivables

The Group manages its loans and receivables that are neither overdue nor impaired through an internal rating system. The value of collateral held is the collateral-allocated amount used when calculating the respective provisions for credit losses. Segregation of credit quality is as follows (Unit: Korean Won in millions):

	June 30, 2014
	Korean treasury and government agencies	Banks	Corporates				Consumers	Total
			General business	Small and medium sized enterprise	Project financing	Sub-total
Investment grade (*1)	15,969,863	13,066,632	36,537,207	9,953,934	4,161,692	50,652,833	85,179,094	164,868,422
Non-investment grade (*2)	—	—	15,120,914	18,329,970	2,051,847	35,502,731	4,237,063	39,739,794

	15,969,863	13,066,632	51,658,121	28,283,904	6,213,539	86,155,564	89,416,157	204,608,216

Value of collateral	—	353,597	17,052,855	22,348,806	3,152,078	42,553,739	75,111,780	118,019,116

	December 31, 2013
	Korean treasury and government agencies	Banks	Corporates				Consumers	Total
			General business	Small and medium sized enterprise	Project financing	Sub-total
Investment grade (*1)	14,803,353	21,668,783	34,659,864	9,175,947	3,982,616	47,818,427	80,784,856	165,075,419
Non-investment grade (*2)	—	—	13,345,778	18,376,965	1,440,708	33,163,451	4,603,913	37,767,364

	14,803,353	21,668,783	48,005,642	27,552,912	5,423,324	80,981,878	85,388,769	202,842,783

Value of collateral	4,223	424,930	17,144,365	21,997,841	2,491,742	41,633,948	69,353,323	111,416,424

(*1)	Classified from AAA to BBB for corporates, from level 1 to level 6 for consumers by the internal credit rating
(*2)	Classified from BBB- to C for corporates, from level 7 to level 10 for consumers by the internal credit rating

The Group recognized provisions for credit losses of loans and receivables neither overdue nor impaired, amounting to ￦1,019,365 million and ￦1,211,114 million as of June 30, 2014 and December 31, 2013, respectively, which is deducted from the loans and receivables neither overdue nor impaired.

b)	Aging analysis of loans and receivables

Aging analysis of loans and receivables that are overdue but not impaired are as follows:

The value of collateral held is the collateral-allocated amount used when calculating the respective provisions for credit losses (Unit: Korean Won in millions).

	June 30, 2014
Overdue	Korean treasury and government agencies	Banks	Corporates				Consumers	Total
			General business	Small and medium sized enterprise	Project financing	Sub-total
Less than 30 days	—	—	23,611	114,531	—	138,142	628,083	766,225
30~60 days	—	—	1,257	28,034	—	29,291	89,902	119,193
60~90 days	—	—	170	13,087	—	13,257	51,720	64,977

	—	—	25,038	155,652	—	180,690	769,705	950,395

Value of collateral	—	—	6,859	121,815	—	128,674	647,245	775,919

	December 31, 2013
Overdue	Korean treasury and government agencies	Banks	Corporates				Consumers	Total
			General business	Small and medium sized enterprise	Project financing	Sub-total
Less than 30 days	—	—	66,044	151,278	—	217,322	1,046,189	1,263,511
30~60 days	—	—	5,701	12,268	—	17,969	70,206	88,175
60~90 days	—	—	9,444	1,534	—	10,978	47,889	58,867

	—	—	81,189	165,080	—	246,269	1,164,284	1,410,553

Value of collateral	—	—	61,370	144,242	—	205,612	965,941	1,171,553

The Group recognized provisions for credit losses of loans and receivables that are overdue but not impaired, amounting to ￦62,524 million and ￦64,823 million as of June 30, 2014 and December 31, 2013, respectively, which is deducted from the loans and receivables that are overdue but not impaired.

c)	Individually impaired loans and receivables

Impaired loans and receivables are as follows (Unit: Korean Won in millions):

The collateral value held is the collateral-allocated amount used when calculating the respective provision for loan loss.

	June 30, 2014
	Korean treasury and government agencies	Banks	Corporates				Consumers	Total
			General business	Small and medium sized enterprise	Project financing	Sub-total
Impaired loans	—	—	1,826,281	346,154	471,894	2,644,329	367,925	3,012,254
Value of collateral	—	—	1,158,040	399,157	136,000	1,693,197	368,706	2,061,903

	December 31, 2013
	Korean treasury and government agencies	Banks	Corporates				Consumers	Total
			General business	Small and medium sized enterprise	Project financing	Sub-total
Impaired loans	—	—	1,786,106	397,230	425,278	2,608,614	498,730	3,107,344
Value of collateral	—	—	1,275,724	458,426	91,000	1,825,150	502,797	2,327,947

The Group recognized provision for credit losses of impaired loans and receivables amounting to ￦2,105,925 million and ￦2,230,058 million as of June 30, 2014 and December 31, 2013, respectively, which are deducted from the impaired loans and receivables above.

6)	Credit quality of debt securities

The Group manages debt securities based on the external credit rating. Credit soundness of debt securities on the basis of External Credit Assessment Institution (“ECAI”)’s rating is as follows (Unit: Korean Won in millions):

	June 30, 2014
	Held for trading	AFS securities	HTM securities	Total
AAA	1,786,926	10,509,930	13,280,373	25,577,229
AA- ~ AA+	252,637	837,006	7,387	1,097,030
BBB- ~ A+	145,946	1,486,324	14,789	1,647,059

	2,185,509	12,833,260	13,302,549	28,321,318

	December 31, 2013
	Held for trading	AFS securities	HTM securities	Total
AAA	1,451,913	10,335,245	12,005,952	23,793,110
AA- ~ AA+	457,893	961,606	17,540	1,437,039
BBB- ~ A+	61,935	1,026,491	15,328	1,103,754

	1,971,741	12,323,342	12,038,820	26,333,903

Financial assets at FVTPL and AFS financial assets only represents credit quality of debt securities amount, but excluding equity securities and gold banking assets (Notes 7 and 8).

7)	Geographical and industrial distribution of credit risk

a)	The geographical distribution of credit risk of financial assets is as follows (Unit: Korean Won in millions):

		June 30, 2014
		Korea	China	USA	UK	Japan	Others	Total
Loans and receivables	Korean treasury and government agencies	15,969,357	—	—	—	—	506	15,969,863
	Banks	10,447,751	857,305	235,503	132,758	62,699	1,330,616	13,066,632
	Corporates	83,768,056	1,651,692	649,320	368,206	232,246	2,311,063	88,980,583
	Consumers	89,551,300	3,140	937,408	2	11,560	50,377	90,553,787

		199,736,464	2,512,137	1,822,231	500,966	306,505	3,692,562	208,570,865

Financial assets at FVTPL	Short-term debt securities	2,185,509	—	—	—	—	—	2,185,509
	Gold banking assets	—	—	—	11,869	—	—	11,869

		2,185,509	—	—	11,869	—	—	2,197,378

AFS financial assets	AFS debt securities	12,596,483	27,922	85,014	—	—	123,841	12,833,260
HTM financial assets	HTM debt securities	13,280,230	—	9,186	—	—	13,133	13,302,549
Off-balance	Guarantees	15,868,098	272,906	76,401	8,938	31,974	1,285,827	17,544,144
	Loan commitments	61,432,956	247,599	6,831	—	—	213,024	61,900,410

		77,301,054	520,505	83,232	8,938	31,974	1,498,851	79,444,554

		305,099,740	3,060,564	1,999,663	521,773	338,479	5,328,387	316,348,606

		December 31, 2013
		Korea	China	USA	UK	Japan	Others	Total
Loans and receivables	Korean treasury and government agencies	14,703,496	—	—	—	—	99,857	14,803,353
	Banks	19,616,735	757,117	244,602	114,533	156,286	779,510	21,668,783
	Corporates	78,323,890	1,677,519	689,965	432,587	284,337	2,428,463	83,836,761
	Consumers	86,117,101	4,502	890,471	4	16,195	23,510	87,051,783

		198,761,222	2,439,138	1,825,038	547,124	456,818	3,331,340	207,360,680

Financial assets at FVTPL	Short-term debt securities	1,971,741	—	—	—	—	—	1,971,741
	Gold banking assets	—	—	—	9,299	—	—	9,299

		1,971,741	—	—	9,299	—	—	1,981,040

AFS financial assets	AFS debt securities	12,094,813	34,051	96,030	—	—	98,448	12,323,342
HTM financial assets	HTM debt securities	12,016,036	—	10,048	—	—	12,736	12,038,820
Off-balance	Guarantees	16,461,155	264,727	59,305	9,408	23,632	1,319,153	18,137,380
	Loan commitments	64,396,842	308,328	7,148	—	—	332,668	65,044,986

		80,857,997	573,055	66,453	9,408	23,632	1,651,821	83,182,366

		305,701,809	3,046,244	1,997,569	565,831	480,450	5,094,345	316,886,248

b)	Industrial distribution of credit risk

The industrial distribution of credit risk of financial assets is as follows (Unit: Korean Won in millions):

		June 30, 2014
		Service	Manufacturing	Bank and insurance	Construction	Consumers	Others	Total
Loans and receivables	Korean treasury and government agencies	40,553	—	13,507,037	—	—	2,422,273	15,969,863
	Banks	160	7,333	12,789,644	—	—	269,495	13,066,632
	Corporates	36,882,978	36,423,844	4,794,640	5,350,896	—	5,528,225	88,980,583
	Consumers	4,844,049	877,018	6,761	68,662	83,911,403	845,894	90,553,787

		41,767,740	37,308,195	31,098,082	5,419,558	83,911,403	9,065,887	208,570,865

Financial assets at FVTPL	Short-term debt securities	—	—	1,034,251	—	—	1,151,258	2,185,509
	Gold banking assets	—	—	11,869	—	—	—	11,869

		—	—	1,046,120	—	—	1,151,258	2,197,378

AFS financial assets	AFS debt securities	92,677	24,291	7,260,823	50,717	—	5,404,752	12,833,260
HTM financial assets	HTM debt securities	20,151	—	6,210,146	507,771	—	6,564,481	13,302,549
Off-balance	Guarantees	3,656,116	8,257,352	3,330,139	1,846,011	18,034	436,492	17,544,144
	Loan commitments	11,097,306	25,409,056	8,897,292	3,443,981	7,822,212	5,230,563	61,900,410

		14,753,422	33,666,408	12,227,431	5,289,992	7,840,246	5,667,055	79,444,554

		56,633,990	70,998,894	57,842,602	11,268,038	91,751,649	27,853,433	316,348,606

		December 31, 2013
		Service	Manufacturing	Bank and insurance	Construction	Consumers	Others	Total
Loans and receivables	Korean treasury and government agencies	2,453,466	—	11,793,303	26,945	—	529,639	14,803,353
	Banks	—	—	21,515,972	—	—	152,811	21,668,783
	Corporates	35,783,642	35,048,546	2,373,076	5,460,566	—	5,170,931	83,836,761
	Consumers	4,756,868	862,980	6,885	62,099	80,416,585	946,366	87,051,783

		42,993,976	35,911,526	35,689,236	5,549,610	80,416,585	6,799,747	207,360,680

Financial assets at FVTPL	Short-term debt securities	—	—	1,019,007	—	—	952,734	1,971,741
	Gold banking assets	—	—	9,299	—	—	—	9,299

		—	—	1,028,306	—	—	952,734	1,981,040

AFS financial assets	AFS debt securities	721,369	15,266	7,916,100	51,389	—	3,619,218	12,323,342
HTM financial assets	HTM debt securities	1,217,386	—	5,175,848	498,025	—	5,147,561	12,038,820
Off-balance	Guarantees	4,497,766	8,985,864	2,836,100	1,608,014	15,174	194,462	18,137,380
	Loan commitments	12,380,237	27,856,429	8,149,929	3,920,688	7,643,399	5,094,304	65,044,986

		16,878,003	36,842,293	10,986,029	5,528,702	7,658,573	5,288,766	83,182,366

		61,810,734	72,769,085	60,795,519	11,627,726	88,075,158	21,808,026	316,886,248

(2)	Market risk

Market risk is the possible risk of loss arising from trading activities in the volatility of market factors such as interest rates, stock prices, and foreign exchange rates. Market risk occurs as a result of changes in the interest rates and foreign exchange rates for financial instruments that are not yet settled, and all contracts are exposed to a certain level of volatility according to the interest rates, credit spreads, foreign exchange rates and the price of equity securities.

1)	Market risk management

For trading activities, the Group avoids, bears or mitigates risks by identifying the underlying source of risks, measuring parameters and evaluating their appropriateness.

2)	Market risk measurement

The Group uses both standard-based and internal model-based approach to measure market risk. A standard risk measurement model is used to calculate individual market risk of owned capital while internal risk measurement model is used to calculate general capital market risk and it is used to measure internal risk management measure. The Risk Management Committee allocates owned capital to market risk. The Risk Management department measures the Value at Risk (“VaR”, maximum losses) limit by department and risk factor and loss limit on a daily basis and reports regularly to the Risk Management Committee.

3)	Risk control

At the beginning of each year, the Risk Management Committee establishes the VaR limit, loss limit and risk capital limit for its management purposes. Limit by investment desk/dealer is independently managed to the extent of the limit given to each departments of the Group and the limit by investment and loss cut is managed by risk management personnel with the department.

4)	Sensitivity analysis of market risk

The Group performs sensitivity analysis for both trading and non-trading activities. For trading activities, the Group uses a VaR model which uses certain assumptions of possible fluctuations in market condition and, by conducting simulations of gains and losses, under which the model estimates the maximum losses that may occur. A VaR model predicts based on statistics of possible losses on the portfolio at a certain period currently or in the future. It indicates the maximum expected loss with at least 99% credibility. In short, there exists a one percent possibility that the actual loss might exceed the predicted loss generated from the VaR’s calculation. The actual results are periodically monitored to examine the validity of the assumptions and variables and factors that are used in VaR’s calculations. However, this approach cannot prevent the loss when the market fluctuation exceeds expectation.

For non-trading activities, interest rate Earning at Risk (“EaR”) and interest rate VaR, which is based on the simulations of the net interest income (“NII”) and net present value (“NPV”), are calculated for the Group and the risk for all other subsidiaries is measured and managed by the interest rate EaR and the interest rate VaR calculations based on a ‘Gap’ in interest rate per Bank for International Settlements (“BIS”) Framework. NII is a profit based indicator for displaying the profit changes in short term due to the short term interest change. It will be estimated as subtracting the interest expenses of liabilities from the interest income of the assets. NPV is an indicator for displaying the risk in economical view according to the unfavorable changes related to the interest rate. It will be estimated as subtracting the present value of liabilities from the present value of the asset. EaR shows the maximum profit-loss amount, which indicates the maximum deduction amount caused by the unfavorable changes related to the interest rate of certain period of time. Interest rate VaR shows the potential maximum loss generated by the unfavorable changes during certain period of present or future.

a)	Trading activities

The minimum, maximum and average VaR are as follows (Unit: Korean Won in millions):

	As of June 30, 2014	For the six months ended June 30, 2014			As of December 31, 2013	For the year ended December 31, 2013
Risk factor		Average	Maximum	Minimum		Average	Maximum	Minimum
Interest rate	1,558	2,570	14,948	1,512	2,707	3,472	5,937	2,391
Stock price	913	1,268	1,835	494	431	1,049	2,434	420
Foreign currencies	2,825	3,120	4,051	1,998	1,414	1,549	2,775	1,033
Commodity	15	24	73	2	46	30	169	3
Portfolio effect	(1,940)	(3,132)	(6,391)	(1,591)	(2,564)	(3,407)	(6,085)	(1,920)
Total	3,371	3,850	14,516	2,415	2,034	2,693	5,230	1,927

b)	Non-trading activities

The NII and NPV calculated using the simulation method for the Group and scenarios responding to the interest rate (“IR”) changes are as follows (Korean Won in millions):

Name of scenario	June 30, 2014		December 31, 2013
	NII	NPV	NII	NPV
Base case	4,338,309	20,270,346	4,318,603	19,891,571
Base case (Prepay)	4,343,081	19,959,391	4,326,237	19,797,345
IR 100bp up	4,698,298	20,047,824	4,649,765	19,592,890
IR 100bp down	3,978,395	20,496,584	3,999,501	20,196,634
IR 200bp up	5,058,284	19,832,299	4,980,926	19,303,086
IR 200bp down	3,610,591	20,725,302	3,660,083	20,505,801
IR 300bp up	5,418,268	19,624,671	5,312,085	19,023,229
IR 300bp down	2,940,160	20,950,267	3,078,248	20,814,596

Meanwhile, the interest rate VaR, which is calculated based on EaR (the Group and subsidiaries’ rates that are not subject to yield with NII and NPV) and the BIS Framework, are as follows (Unit: Korean Won in millions):

June 30, 2014		December 31, 2013
EaR	VaR	EaR	VaR
74,790	33,369	86,818	20,598

5)	Other market risk

a)	Interest rate risk

The Group estimates and manages risks related to changes in interest rate due to the difference in the sensitivity of interest-yielding assets and the sensitivity of liabilities. Cash flows of principal amounts and interests from interest bearing assets and liabilities by re-pricing date are as follows (Unit: Korean Won in millions):

		June 30, 2014
		Within 3 months	4 to 6 months	7 to 9 months	10 to 12 months	1 to 5 years	5 years ~	Total
Assets	Loans and receivables	118,055,154	33,887,725	7,567,397	6,904,224	39,167,286	23,075,480	228,657,266
	AFS financial assets	3,894,064	1,599,556	1,007,775	1,759,475	6,342,337	675,118	15,278,325
	HTM financial assets	1,929,808	949,484	1,585,154	546,783	8,950,140	181,107	14,142,476

		123,879,026	36,436,765	10,160,326	9,210,482	54,459,763	23,931,705	258,078,067

Liabilities	Deposits due to customers	83,751,241	29,584,986	24,191,117	16,587,959	27,195,987	166,880	181,478,170
	Borrowings	8,270,268	1,104,710	762,101	1,075,693	3,597,209	618,643	15,428,624
	Debentures	1,999,847	1,245,049	2,823,689	1,956,863	6,619,831	4,262,663	18,907,942

		94,021,356	31,934,745	27,776,907	19,620,515	37,413,027	5,048,186	215,814,736

		December 31, 2013
		Within 3 months	4 to 6 months	7 to 9 months	10 to 12 months	1 to 5 years	5 years ~	Total
Assets	Loans and receivables	119,462,177	30,090,535	6,088,973	6,416,099	38,970,290	24,598,529	225,626,603
	AFS financial assets	3,862,620	2,362,093	1,995,200	1,766,417	5,204,486	570,860	15,761,676
	HTM financial assets	1,517,385	819,001	902,301	651,094	8,867,128	124,039	12,880,948

		124,842,182	33,271,629	8,986,474	8,833,610	53,041,904	25,293,428	254,269,227

Liabilities	Deposits due to customers	86,577,748	23,320,094	18,560,625	21,474,537	25,822,713	98,881	175,854,598
	Borrowings	11,437,747	1,330,879	508,290	739,707	2,790,961	627,926	17,435,510
	Debentures	2,561,877	1,853,986	1,865,663	1,105,041	6,961,213	3,198,388	17,546,168

		100,577,372	26,504,959	20,934,578	23,319,285	35,574,887	3,925,195	210,836,276

Re-pricing date is defined as the date which interest rates of operational funds and procuring funds can be re-adjusted before the expiration date. Analysis based on interest expirations is used to analyze assets and liabilities that cause interest margins and interest costs. However, loans and receivables that are not expected to have interest cash flow due to impairment and other circumstances are excluded from the analysis.

b)	Currency risk

Currency risk occurs from the financial instrument denominated in a foreign currency other than a functional currency. Therefore, no currency risk arises from non-monetary items or financial instruments denominated in the functional currency.

Financial instruments in foreign currencies exposed to currency risk are as follows (Unit: USD in millions, JPY in millions, CNY in millions, EUR in millions and Korean Won in millions):

		June 30, 2014
		USD		EUR		JPY		CNY		Others	Total
		Foreign currency	Won equivalent	Foreign currency	Won equivalent	Foreign currency	Won equivalent	Foreign currency	Won equivalent	Won equivalent	Won equivalent
Assets	Loans and receivables	22,112	22,429,966	922	1,275,986	150,719	1,507,185	14,909	2,432,182	2,036,844	29,682,163
	Financial assets at FVTPL	192	194,550	—	372	171	1,712	—	52	2,252	198,938
	AFS financial assets	176	178,617	3	3,856	112	1,117	169	27,627	92,859	304,076
	HTM financial assets	9	9,186	—	—	—	—	—	—	13,134	22,320

		22,489	22,812,319	925	1,280,214	151,002	1,510,014	15,078	2,459,861	2,145,089	30,207,497

Liabilities	Financial liabilities at FVTPL	205	207,818	1	1,083	957	9,569	1	204	5,713	224,387
	Deposits	7,439	7,546,247	282	390,921	92,006	920,059	12,729	2,076,421	857,109	11,790,757
	Borrowings	6,689	6,785,663	240	332,139	52,652	526,517	150	24,502	79,530	7,748,351
	Debentures	4,411	4,474,933	—	—	49,844	498,439	—	—	634,321	5,607,693
	Other financial liabilities	3,736	3,789,382	40	55,019	4,741	47,410	439	71,624	109,594	4,073,029

		22,480	22,804,043	563	779,162	200,200	2,001,994	13,319	2,172,751	1,686,267	29,442,217

	Off-balance	11,012	11,170,425	683	945,038	42,139	421,389	323	52,712	656,385	13,245,949

		December 31, 2013
		USD		EUR		JPY		CNY		Others	Total
		Foreign currency	Won equivalent	Foreign currency	Won equivalent	Foreign currency	Won equivalent	Foreign currency	Won equivalent	Won equivalent	Won equivalent
Assets	Loans and receivables	22,442	23,683,189	928	1,351,360	171,352	1,721,503	14,923	2,597,962	2,004,478	31,358,492
	Financial assets at FVTPL	233	245,407	—	721	203	2,039	1	87	13	248,267
	AFS financial assets	185	195,236	10	14,546	359	3,604	197	34,249	72,507	320,142
	HTM financial assets	10	10,048	—	—	—	—	—	—	12,736	22,784

		22,870	24,133,880	938	1,366,627	171,914	1,727,146	15,121	2,632,298	2,089,734	31,949,685

Liabilities	Financial liabilities at FVTPL	232	244,697	1	1,318	1,136	11,410	—	5	780	258,210
	Deposits	7,587	8,006,774	215	313,102	92,928	933,611	12,644	2,201,223	829,172	12,283,882
	Borrowings	6,424	6,778,743	195	283,554	52,168	524,112	172	29,979	97,502	7,713,890
	Debentures	3,855	4,068,688	—	—	49,976	502,094	—	—	649,383	5,220,165
	Other financial liabilities	3,943	4,161,107	181	262,895	10,308	103,560	366	63,632	111,756	4,702,950

		22,041	23,260,009	592	860,869	206,516	2,074,787	13,182	2,294,839	1,688,593	30,179,097

	Off-balance	11,267	11,889,690	813	1,183,515	53,321	535,690	2,425	422,086	650,043	14,681,024

(3)	Liquidity risk

Liquidity risk refers to the risk that the Group may encounter difficulties in meeting obligations from its financial liabilities.

1)	Liquidity risk management

Liquidity risk management is to prevent potential cash shortage as a result of mismatching the use of funds (assets) and sources of funds (liabilities) or unexpected cash outflows.

Assets and liabilities are grouped by account under Asset Liability Management (“ALM”) in accordance with the characteristics of the account. The Group manages liquidity risk by identifying maturity gap and such gap ratio through various cash flows analysis (i.e. based on remaining maturity and contract period, etc.); while maintaining the gap ratio at or below the target limit.

2)	Maturity analysis of non-derivative financial liabilities

a)	The Group’s maturity analysis of non-derivative financial liabilities, cash flows of principals and interests, by remaining contractual maturities are as follows (Unit: Korean Won in millions):

	June 30, 2014
	Within 3 months	4 to 6 months	7 to 9 months	10 to 12 months	1 to 5 years	5 years ~	Total
Financial liabilities at FVTPL	282,825	2,537	2,509	2,565	174,893	831	466,160
Deposits due to customers	101,314,479	25,736,317	21,971,517	25,141,072	7,255,654	3,991,405	185,410,444
Borrowings	6,827,347	1,360,250	1,088,593	1,841,424	3,703,192	618,164	15,438,970
Debentures	1,986,447	1,258,874	2,823,078	1,957,262	6,619,678	4,262,808	18,908,147
Other financial liabilities	9,432,899	13,777	10	666	—	3,007,130	12,454,482

	119,843,997	28,371,755	25,885,707	28,942,989	17,753,417	11,880,338	232,678,203

	December 31, 2013
	Within 3 months	4 to 6 months	7 to 9 months	10 to 12 months	1 to 5 years	5 years ~	Total
Financial liabilities at FVTPL	345,676	3,340	3,340	3,035	205,120	19,490	580,001
Deposits due to customers	103,356,816	19,401,190	15,927,149	30,355,907	6,748,894	3,647,051	179,437,007
Borrowings	10,020,312	2,431,265	680,024	793,257	3,238,167	626,580	17,789,605
Debentures	2,037,223	2,052,653	2,081,244	1,227,546	7,278,372	3,229,173	17,906,211
Other financial liabilities	12,008,842	22,270	—	—	—	3,048,172	15,079,284

	127,768,869	23,910,718	18,691,757	32,379,745	17,470,553	10,570,466	230,792,108

Above maturity analysis includes both cash flows from principal and interest by contractual maturities.

b)	Cash flows of principals and interests by expected maturities of non-derivative financial liabilities are as follows (Unit: Korean Won in millions):

	June 30, 2014
	Within 3 months	4 to 6 months	7 to 9 months	10 to 12 months	1 to 5 years	5 years ~	Total
Financial liabilities at FVTPL	282,825	2,537	2,509	2,565	174,893	831	466,160
Deposits due to customers	114,426,716	28,060,517	19,654,665	13,911,988	5,921,510	2,776,192	184,751,588
Borrowings	6,827,574	1,360,075	1,088,537	1,841,424	3,703,192	618,164	15,438,966
Debentures	1,986,447	1,258,874	2,823,078	1,957,262	6,619,678	4,262,808	18,908,147
Other financial liabilities	9,432,899	13,777	10	666	—	3,007,130	12,454,482

	132,956,461	30,695,780	23,568,799	17,713,905	16,419,273	10,665,125	232,019,343

	December 31, 2013
	Within 3 months	4 to 6 months	7 to 9 months	10 to 12 months	1 to 5 years	5 years ~	Total
Financial liabilities at FVTPL	345,676	3,340	3,340	3,035	205,120	19,490	580,001
Deposits due to customers	115,711,409	22,203,415	14,995,806	17,526,133	5,124,672	3,170,094	178,731,529
Borrowings	10,020,313	2,431,263	680,024	793,258	3,238,167	626,580	17,789,605
Debentures	2,037,223	2,052,653	2,081,244	1,227,546	7,278,372	3,229,173	17,906,211
Other financial liabilities	12,008,842	22,270	—	—	—	3,048,172	15,079,284

	140,123,463	26,712,941	17,760,414	19,549,972	15,846,331	10,093,509	230,086,630

Above maturity analysis includes both interest and principal cash flows by expected maturities.

c)	Maturity analysis of derivative financial liabilities is as follows (Unit: Korean Won in millions):

	Remaining maturity
	Within 3 months	4 to 6 months	7 to 9 months	10 to 12 months	1 to 5 years	5 years ~	Total
June 30, 2014	2,226,329	1,038	224	400	—	—	2,227,991
December 31, 2013	2,097,302	1,576	—	6	—	—	2,098,884

Derivatives held for trading are not managed by contractual maturity as they are held for trading or redemption before maturity. Therefore, they are included in the ‘within 3 months.’ Cash flows from derivatives instrument held for fair value hedging or cash flow hedging are estimated net cash flows.

d)	Maturity analysis of off-balance sheet accounts is as follows (Unit: Korean Won in millions):

Guarantees and loan commitments like guarantees for debenture issuance and guarantees for loans which are financial guarantee provided by the Group has expiration dates. However, in case of request of transaction counterparty, The Group will carry out a payment immediately. Details of off-balance sheet accounts are as follows (Unit: Korea Won in millions):

	June 30, 2014	December 31, 2013
Guarantees	17,544,144	18,137,380
Loan commitments	61,900,410	65,044,986

(4)	Operational risk

The Group defines operational risk as the risk that could cause a negative effect on capital resulting from inadequate internal process, labor work and systematic problem or external factors.

1)	Operational risk management

The Group has been running the operational risk management system under Basel II. The Group developed advanced measurement approached to quantify required capital for operational risk. This system is used for reinforcement in foreign competitions, reducing the amount of risk capitals, managing the risk, and precaution for any unexpected occasions. This system has been tested by the independent third party and approved by the Financial Supervisory Service.

2)	Operational risk measurement

To quantify required capital for operational risk, the Group applies advanced measurement approach using of internal loss data, business environment and internal control factors and scenario analysis. For the risk management over subsidiaries of the Group, the Group uses the basic indicator approach.

(5)	Capital management

The Group complies with the capital adequacy standard established by the Financial Services Commission. The capital adequacy standard is based on Basel III published by Basel Committee on Banking Supervision in Bank of International Settlements in 2010, and was implemented in Korea in December 2013. The Group is required to maintain a minimum Common Equity Tier 1 ratio of at least 4.5%, a minimum Tier 1 ratio of 6.0% and a minimum Total Regulatory Capital of 8.0% in December 2013.

The Group’s equity capital is classified into three categories in accordance with the Supervisory Regulations and Detailed Supervisory Regulations on Banking Business.

•	Common Equity Tier 1 Capital (CET 1): CET 1 includes common shares issued, capital surplus, retained earnings, non-controlling interests of consolidated subsidiaries, accumulated other comprehensive income and others.

•	Additional Tier 1 Capital (Additional Tier 1): Additional Tier 1 includes equity securities issued by the Group that meet the criteria for inclusion in Additional Tier 1 capital, and stock surplus resulting from the issue of instruments included in Additional Tier 1 capital and others.

•	Tier 2 Capital (Tier 2): Tier 2 includes equity that meet the criteria for inclusion in Tier 2 Capital, and the allowance for loan losses in accordance with Regulation on Supervision of Banking Business and others.

Risk-weighted assets are the Group’s assets weighted according to credit risk; errors caused by internal process problems, external occasions and danger of the change in market. The Group calculates risk weighted assets to comply with the Supervisory Regulations and Detailed Supervisory Regulations on Banking Business and uses it for BIS ratio calculation comparing the capital total that is the sum of CET 1, Additional Tier 1 and Tier 2.

The Group makes measures to cope with certain level of loss caused by accumulating the equity capital that is exposed to the risk. The Group is testing and using not only the BIS percentage, which is the minimum regulation standard, but also it is using internal standards. An evaluation on capital adequacy is performed to calculate the gap between available capital and economic capital. In addition, analysis on emergent incidents and additional capital requirements are added and applied. The capital adequacy is evaluated for both supervisory and internal management purpose in accordance with the comparison of unexpected loss and the available capital. If the test result from internal capital adequacy shows lack of available capital, the Group is committed to expanding the equity capital and reinforcement of the risk management.

Details of the Group’s capital adequacy ratio are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Common Capital Tier 1 Capital	14,803,682	14,507,679
Additional Tier 1 Capital	1,885,008	2,147,481
Tier 2 Capital	4,394,540	3,727,782

	21,083,230	20,382,942

Risk weighted assets	130,433,900	131,313,279

Capital adequacy ratio	16.16%	15.52%

5.	OPERATING SEGMENTS

The Group’s reporting segments comprise the following customers: consumer banking, corporate banking, investment banking, capital market, and headquarters and others. The reportable segments are classified based on the target customers for whom the service is being provided:

Details of products and services
Consumer banking	Loans/deposits and financial services for consumer
Corporate banking	Loans/deposits and export/import, financial services for corporations
Investment banking	Domestic/foreign investment, structured finance, M&A, Equity & fund investment related business, venture advisory related tasks, real estate SOC development practices, etc.
Capital market	Fund management, investment securities and derivatives business
Headquarter and others	Sector does not correspond to the above operating segments

Segment operating income, which differs from financial operating income, is evaluated by the Group in deciding how to allocate resources and in assessing performance. Income tax of the Group is allocated to each segment proportionally by ratio of income before tax of each segment because this is not directly attributable to the operating segments.

The details of assets and liabilities by each segment are as follows (Unit: Korean Won in millions):

	June 30, 2014
	Consumer banking	Corporate banking	Investment banking	Capital market	Headquarters and others	Sub-total	Inter- segment transaction	Total
Assets	75,706,204	93,013,743	6,890,629	7,783,493	67,931,481	251,325,550	814,237	252,139,787
Liabilities	49,870,923	135,432,224	103,402	6,512,638	37,658,420	229,577,607	4,474,150	234,051,757

	December 31, 2013
	Consumer banking	Corporate banking	Investment banking	Capital market	Headquarters and others	Sub-total	Inter- segment transactions	Total
Assets	74,305,224	89,900,968	7,038,975	10,778,521	71,605,985	253,629,673	(3,644,902)	249,984,771
Liabilities	45,336,744	135,083,652	105,146	10,006,252	39,826,630	230,358,424	1,276,016	231,634,440

The details of operating income by each segment are as follows (Unit: Korean Won in millions):

	For the six months ended June 30, 2014
	Consumer banking	Corporate banking	Investment banking	Capital market	Headquarters and others	Sub-total	Inter- segment transaction	Total
Net interest income
Interest income	750,678	910,221	54,640	6,637	480,658	2,202,834	2,206,103	4,408,937
Interest expense	(400,998)	(546,186)	(6)	(21)	(282,864)	(1,230,075)	(1,030,851)	(2,260,926)
Inter-segment	10,424	71,173	(47,549)	1,319	(35,367)	—	—	—

	360,104	435,208	7,085	7,935	162,427	972,759	1,175,252	2,148,011

Non-interest income
Non-interest income	154,008	105,073	99,256	753,867	543,787	1,655,991	2,243,671	3,899,662
Non-interest expense	(33,922)	(8,525)	(76,389)	(748,186)	(586,971)	(1,453,993)	(2,327,771)	(3,781,764)
Inter-segment	5,168	6,954	—	—	(12,122)	—	—	—

	125,254	103,502	22,867	5,681	(55,306)	201,998	(84,100)	117,898

Other expenses
Administrative expenses	(395,011)	(189,016)	(2,491)	(3,678)	(66,601)	(656,797)	(691,871)	(1,348,668)
Impairment losses on credit loss and others	(14,338)	29,851	4,539	(14,652)	(35,220)	(29,820)	(167,136)	(196,956)

	(409,349)	(159,165)	2,048	(18,330)	(101,821)	(686,617)	(859,007)	(1,545,624)

Operating income (loss)	76,009	379,545	32,000	(4,714)	5,300	488,140	232,145	720,285
Non-operating income (loss)	(17,079)	(991)	11,609	—	212,749	206,288	(238,355)	(32,067)

Net income before income tax expense	58,930	378,554	43,609	(4,714)	218,049	694,428	(6,210)	688,218

Income tax expense	(14,261)	(91,610)	(10,554)	1,141	(52,768)	(168,052)	6,564	(161,488)

Net income	44,669	286,944	33,055	(3,573)	165,281	526,376	354	526,730

	For the six months ended June 30, 2013
	Consumer banking	Corporate banking	Investment banking	Capital market	Headquarters and others	Sub-total	Inter- segment transaction	Total
Net interest income
Interest income	1,714,661	1,949,132	135,887	26,923	825,363	4,651,966	(36,218)	4,615,748
Interest expense	(835,117)	(1,166,167)	(704)	(56)	(541,731)	(2,543,775)	128,040	(2,415,735)
Inter-segment	(74,519)	215,140	(124,310)	(4,813)	(11,498)	—	—	—

	805,025	998,105	10,873	22,054	272,134	2,108,191	91,822	2,200,013

Non-interest income
Non-interest income	321,491	285,047	245,550	3,638,020	1,078,849	5,568,957	(36,242)	5,532,715
Non-interest expense	(158,033)	(86,624)	(222,433)	(3,664,319)	(885,060)	(5,016,469)	(144,495)	(5,160,964)
Inter-segment	6,994	12,304	—	—	(19,298)	—	—	—

	170,452	210,727	23,117	(26,299)	174,491	552,488	(180,737)	371,751

Other expenses
Administrative expenses	(788,059)	(403,796)	(6,800)	(9,442)	(133,531)	(1,341,628)	18,736	(1,322,892)
Impairment losses on credit loss and others	(40,399)	(801,835)	(57,870)	1,937	19,197	(878,970)	39,779	(839,191)

	(828,458)	(1,205,631)	(64,670)	(7,505)	(114,334)	(2,220,598)	58,515	(2,162,083)

Operating income (loss)	147,019	3,201	(30,680)	(11,750)	332,291	440,081	(30,400)	409,681
Non-operating income (loss)	(13,709)	(2,406)	18,861	(176)	43,712	46,282	(21,300)	24,982

Net income before income tax expense	133,310	795	(11,819)	(11,926)	376,003	486,363	(51,700)	434,663

Income tax expense	(32,261)	(193)	2,860	2,886	(90,993)	(117,701)	40,178	(77,523)
Profit from continuing operations	101,049	602	(8,959)	(9,040)	285,010	368,662	(11,522)	357,140
Profit from discontinued operations	—	—	—	—	29,476	29,476	—	29,476

Net income	101,049	602	(8,959)	(9,040)	314,486	398,138	(11,522)	386,616

Information on financial products and services

The financial products of the Group are classified as interest, non-interest and other goods; however, since this classification has already been reflected in the component of the operating segments above. Therefore, revenue from external customers is not separately disclosed.

Information on geographical areas

Details of the geographical revenues from external customers and non-current assets are as follows (Unit: Korean Won in millions);

	Revenue from external customers		Non-current assets
	For the six months ended June 30
	2014	2013	June 30, 2014	Dec 31, 2013
Domestic	8,052,514	9,830,748	3,362,168	3,297,041
Overseas	256,085	317,715	26,320	28,210

	8,308,599	10,148,463	3,388,488	3,325,251

Revenue from external customers consists of interest income and non-interest income. Non-current assets consist of investments in associates, investment properties, premises and equipment, and intangible assets.

6.	CASH AND CASH EQUIVALENTS

(1)	Details of cash and cash equivalents are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Cash and checks	2,217,551	2,227,816
Foreign currencies	512,716	511,487
Demand deposits	1,526,815	2,068,864
Fixed deposits	799,502	664,258

	5,056,584	5,472,425

(2)	Material transactions not involving cash inflows and outflows are as follows (Unit: Korean Won in millions):

	For the six months ended June 30
	2014	2013
Changes in other comprehensive income due to valuation of AFS financial assets	5,853	19,818
Changes in other comprehensive income (loss) of investment in associates	(2,753)	2,990
Changes in other comprehensive income (loss) of overseas business translation	(33,601)	54,750
Changes in other comprehensive income (loss) due to re-measurement	(27,676)	6,532
Changes due to the credit card division spin-off	—	1,050,000
Changes in investments in associates due to equity swap	53,511	—
Changes in accrued dividends of hybrid equity securities	(235)	12,913

7.	FINANCIAL ASSETS AT FVTPL

Details of financial assets at trading securities are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Debt securities
Korean treasury and government agencies	619,448	574,016
Financial institutions	1,054,142	1,019,007
Corporate	511,919	378,718

	2,185,509	1,971,741

Equity securities:
Equity securities	156,390	194,151
Beneficiary certificates	28,005	12,500
Loaned securities	15,174	33,084

	199,569	239,735

Derivatives instruments assets	2,268,376	2,177,357
Gold banking assets	11,869	9,299

	4,665,323	4,398,132

8.	AFS FINANCIAL ASSETS

(1)	Details of AFS financial assets are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Debt securities
Korean treasury and government agencies	2,947,810	2,640,757
Financial institutions	5,964,758	6,512,037
Corporates	3,583,184	2,701,669
Financial assets in foreign currencies	236,777	228,529
Loaned securities	80,546	240,034
Others	316	316

	12,813,391	12,323,342

Equity securities:
Stock	1,049,720	1,179,292
Capital contributions	254,631	255,215
Beneficiary certificates	2,477,608	3,043,186
Financial assets in foreign currencies	67,299	91,613

	3,849,258	4,569,306

Other securities	34,308	5,083

	16,696,957	16,897,731

(2)	Structured notes of AFS financial assets are as follows (Unit: Korean Won in millions):

	June 30, 2014
	Face value	Carrying value	Potential Risk
Structured notes relating to credit risk:
Cash CDO	132,695	—	Credit risk of underlying assets

	December 31, 2013
	Face value	Carrying value	Potential Risk
Structured notes relating to credit risk:
Cash CDO	138,045	—	Credit risk of underlying assets

9.	HTM FINANCIAL ASSETS

Details of HTM financial assets are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Debt securities:
Korean treasury and government agencies	4,444,040	4,728,909
Financial institutions	3,353,982	2,155,965
Corporates	5,482,208	5,131,162
Debt securities in foreign currencies	22,319	22,784

	13,302,549	12,038,820

10.	LOANS AND RECEIVABLES

(1)	Details of loans and receivables are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Due from banks	10,225,781	10,187,337
Loans	189,235,890	186,478,454
Other loan and receivables	9,109,194	10,694,889

	208,570,865	207,360,680

(2)	Details of due from banks are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Due from banks in local currency:
Due from the BOK	8,481,189	8,304,869
Due from depository institutions	5	13
Due from non-depository financial institutions	38,171	16,751
Due from the Korea Exchange	543	880
Others	10,593	7,945
Provisions for credit losses	(2,021)	(1,978)

	8,528,480	8,328,480

Due from banks in foreign currencies:
Due from banks on demand	516,257	920,713
Due from banks on time	755,671	439,595
Others	427,526	500,566
Provisions for credit losses	(2,153)	(2,017)

	1,697,301	1,858,857

	10,225,781	10,187,337

(3)	Details of restricted due from banks are as follows (Unit: Korean Won in millions):

Financial institution	June 30, 2014	December 31, 2013	Reason of restriction
Due from banks in local currency:
BOK	8,481,189	8,304,869	Reverse deposits on BOK Act and others
Korea Exchange	250	250	Joint compensation fund for loss incurred
Korea Exchange Bank and others	10,343	7,708	Reserve for lawsuit, etc.

	8,491,782	8,312,827

Due from banks in foreign currencies:
BOK	397,627	701,238	Reverse deposits on BOK Act and others
Bank of Japan and others	85,615	158,058	Reserve deposits in foreign branches and others
Central bank of China and others	328,474	395,573	Reserve deposits in foreign subsidiary and others
Central bank of Bangladesh and others	60,693	60,042	Installation deposits of financial institution and others
Samsung Futures and others	15,829	2,925	Collateral for overseas future trading and others

	888,238	1,317,836

	9,380,020	9,630,663

(4)	Details of loans are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Loans in local currency	160,293,762	155,917,926
Loans in foreign currencies	9,540,900	9,995,683
Domestic banker’s usance	5,134,151	4,958,522
Credit card accounts	4,844	5,122
Bills bought in foreign currencies	5,779,068	4,234,937
Bills bought in local currency	83,126	90,859
Factoring receivables	41,636	175,447
Advances for customers	70,009	54,645
Privately placed bonds	522,959	497,196
Loans for debt- equity swap	498	498
Backed loans	317,648	310,748
Call loans	3,696,623	8,090,655
Bonds purchased under repurchase agreements	6,251,483	4,980,889
Other loans	44,641	50,728
Deferred loan origination fees and costs	319,921	294,955
Present value discount	(26,580)	(21,496)
Fair value hedging adjustment	96	142
Provisions for credit losses	(2,838,895)	(3,159,002)

	189,235,890	186,478,454

(5)	Details of other receivables are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Accounts receivables	6,533,786	8,265,877
Accrued income	822,692	880,452
Guarantee deposits	1,041,451	1,022,932
Other assets (*)	1,114,969	918,097
Present value discount of other assets	(58,959)	(49,471)
Provisions for credit losses	(344,745)	(342,998)

	9,109,194	10,694,889

(*)	As of June 30, 2014 and December 31, 2013, other assets include ￦138,894 and ￦237,229 million, respectively, of receivables from other financial institutions, conforming to the agreement of financial institution council. On the other hand, the amount to be paid by the Group is accounted for as other financial liabilities, and other operating income and other operating expenses were recorded respectively for the related amounts (Notes 25 and 40).

(6)	Changes in the provisions for credit losses on loans and receivables are as follows (Unit: Korean Won in millions):

	For the six months ended June 30, 2014
	Consumers	Corporates	Credit cards	Others	Total
Beginning balance	(299,980)	(2,845,319)	(13)	(360,683)	(3,505,995)
Provisions for credit losses	(75,312)	(363,433)	(44)	14,622	(424,167)
Recoveries of written-off loans	(5,815)	(38,385)	(18)	—	(44,218)
Charge-off	56,154	363,550	60	462	420,226
Sales of loans and receivables	2,736	68,899	—	978	72,613
Unwinding effect	9,225	68,046	—	233	77,504
Others (*)	(40)	218,996	1	(2,734)	216,223

Ending balance	(313,032)	(2,527,646)	(14)	(347,122)	(3,187,814)

	For the six months ended June 30, 2013
	Consumers	Corporates	Credit cards	Others	Total
Beginning balance	(258,884)	(2,571,145)	(118,173)	(308,137)	(3,256,339)
Provisions for credit losses	(57,844)	(764,374)	(22,728)	(33,423)	(878,369)
Recoveries of written-off loans	(13,461)	(43,960)	(6,132)	—	(63,553)
Charge-off	63,857	491,097	39,284	235	594,473
Sales of loans and receivables	3,105	69,079	—	88	72,272
Unwinding effect	8,647	48,630	114	226	57,617
Others (*)	(11)	(61,636)	295	(367)	(61,719)
Credit card division spin-off	—	—	107,332	277	107,609

Ending balance	(254,591)	(2,832,309)	(8)	(341,101)	(3,428,009)

(*)	Others include changes in provisions for credit losses due to debt-for-equity swap.

(7)	Changes in deferred loan origination fees and costs are as follows (Unit: Korean Won in millions):

	For the six months ended June 30, 2014
	Balance at January 1, 2014	Increase	Decrease	Balance at June 30, 2014
Deferred loan origination fees	(26,084)	(4,616)	9,641	(21,059)
Deferred loan origination costs	321,039	92,488	(72,547)	340,980

	294,955	87,872	(62,906)	319,921

	For the six months ended June 30, 2013
	Balance at January 1, 2013	Increase	Decrease	Balance at June 30, 2013
Deferred loan origination fees	(36,220)	(5,300)	11,394	(30,126)
Deferred loan origination costs	265,531	105,069	(72,963)	297,637

	229,311	99,769	(61,569)	267,511

11.	FAIR VALUE OF FINANCIAL ASSETS AND LIABILITIES

The Group classified and discloses fair value of the financial instruments into the following three-level hierarchy:

•	Level 1: fair value measurements are those derived from quoted prices (unadjusted) in active markets for identical assets or liabilities.

•	Level 2: fair value measurements are those derived from inputs that are observable for the asset or liability, either directly (i.e. prices) or indirectly (i.e. derived from prices), other than quoted prices included within Level 1.

•	Level 3: fair value measurements are those derived from valuation technique that include inputs for the asset or liability that are not based on observable market data (unobservable inputs).

(1)	Fair value hierarchy of financial assets and liabilities measured at current fair value is as follows (Korean Won in millions):

	June 30, 2014
	Level 1 (*2)	Level 2 (*2)	Level 3	Total
Financial assets:
Financial assets at FVTPL:
Debt securities:
Korean treasury and government agencies	573,520	45,928	—	619,448
Financial institutions	—	1,054,142	—	1,054,142
Corporates	—	511,919	—	511,919

	573,520	1,611,989	—	2,185,509

Equity securities:
Stock	156,390	—	—	156,390
Beneficiary certificate	—	28,005	—	28,005
Loaned securities	15,174	—	—	15,174

	171,564	28,005	—	199,569

Derivative assets (*1)	732	2,318,471	100,336	2,419,539
Gold banking assets	11,869	—	—	11,869

	757,685	3,958,465	100,336	4,816,486

AFS financial assets:
Debt securities:
Korean treasury and government agencies	2,760,794	187,016	—	2,947,810
Financial institutions	—	5,964,758	—	5,964,758
Corporates	—	3,583,184	—	3,583,184
Financial assets in foreign currencies	24,604	212,173	—	236,777
Loaned securities	60,513	20,033	—	80,546
Others	—	316	—	316

	2,845,911	9,967,480	—	12,813,391

Equity securities:
Stock	398,064	—	651,656	1,049,720
Capital contributions	—	—	254,631	254,631
Beneficiary certificates	—	2,148,376	329,232	2,477,608
Financial assets in foreign currencies	—	—	67,299	67,299

	398,064	2,148,376	1,302,818	3,849,258

Other securities	—	19,868	14,440	34,308

	3,243,975	12,135,724	1,317,258	16,696,957

Financial liabilities:
Financial liabilities at FVTPL:
Financial liabilities at trading securities:
Derivative liabilities (*1)	4,995	2,192,178	30,469	2,227,642
Gold banking liabilities	11,856	—	—	11,856
Loaned securities	2,639	—	—	2,639

	19,490	2,192,178	30,469	2,242,137

Financial liability designated at FVTPL:
Compound financial instruments	—	22,464	257,796	280,260
Debentures	—	153,870	—	153,870

	—	176,334	257,796	434,130

	19,490	2,368,512	288,265	2,676,267

	December 31, 2013
	Level 1 (*2)	Level 2 (*2)	Level 3	Total
Financial assets:
Financial assets at FVTPL:
Debt securities:
Korean treasury and government agencies	518,848	55,168	—	574,016
Financial institutions	—	1,019,007	—	1,019,007
Corporates	—	378,718	—	378,718

	518,848	1,452,893	—	1,971,741

Equity securities:
Stock	194,151	—	—	194,151
Beneficiary certificate	—	12,500	—	12,500
Loaned securities	33,084	—	—	33,084

	227,235	12,500	—	239,735

Derivative assets (*1)	4	2,218,344	90,419	2,308,767
Gold banking assets	9,299	—	—	9,299

	755,386	3,683,737	90,419	4,529,542

AFS financial assets:
Debt securities:
Korean treasury and government agencies	2,535,915	104,842	—	2,640,757
Financial institutions	—	6,512,037	—	6,512,037
Corporates	—	2,701,669	—	2,701,669
Financial assets in foreign currencies	21,467	207,062	—	228,529
Loaned securities	240,034	—	—	240,034
Others	—	316	—	316

	2,797,416	9,525,926	—	12,323,342

Equity securities:
Stock	469,468	—	709,824	1,179,292
Capital contributions	—	—	255,215	255,215
Beneficiary certificates	—	2,692,904	350,282	3,043,186
Financial assets in foreign currencies	433	—	91,180	91,613

	469,901	2,692,904	1,406,501	4,569,306

Other securities	—	—	5,083	5,083

	3,267,317	12,218,830	1,411,584	16,897,731

Financial liabilities:
Financial liabilities at FVTPL:
Financial liabilities at trading securities:
Derivative liabilities (*1)	460	2,078,877	21,319	2,100,656
Gold banking liabilities	9,254	—	—	9,254

	9,714	2,078,877	21,319	2,109,910

Financial liability designated at FVTPL:
Compound financial instruments	—	6,097	336,312	342,409
Debentures	—	183,159	—	183,159

	—	189,256	336,312	525,568

	9,714	2,268,133	357,631	2,635,478

(*1)	Both derivatives for trading and derivatives for fair value hedge are included.
(*2)	There are no transfers between Level 1 and Level 2 financial assets and liabilities measured at fair value. The Group recognizes transfers between levels at the end of each reporting period when an event occurs or circumstances change, which cause the transfers to another level.

The amounts of equity securities carried at cost which do not have a quoted market price in an active market and cannot be measured reliably at fair value are ￦14,195 million and ￦23,676 million as of June 30, 2014 and December 31, 2013, respectively. These securities are not actively traded or quoted equity instruments which were invested to special purposed entity such as asset securitization specialty and are classified into level 3 of unlisted stock and capital contributions. They are carried at cost because it is practically difficult to get financial information for valuation and expected cash flows of the unlisted equity securities cannot be measured reliably. The Group has no plan to sell these financial instruments in the near future.

Financial assets’ carrying amount and related gains on disposal of financial assets carried at cost which do not have a quoted market price in an active market and cannot be measured reliably at fair value are follows (Unit: Korean Won in millions):

	For the six months ended June 30
	2014	2013
Carrying amount	435	1,017
Gain on transaction	3,997	1,283

Financial assets and liabilities at FVTPL, AFS financial assets, held-for-trading financial assets and liabilities and derivative assets and liabilities are recognized at fair value. Fair value is the amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date.

Financial instruments are measured at fair value using a quoted market price in active markets. If there is no active market for a financial instrument, the Group establishes the fair value using valuation techniques. Fair value measurement methods for each type of financial instruments are as follows:

	Fair value measurement technique	Input variable
Debt securities	The fair value is measured by discounting the projected cash flows of debt securities by applying the market discount rate that has been applied to a proxy company that has similar credit rating to the issuers of the securities	Risk free market rate of return and credit spread

Equity securities	Among DCF (Discounted Cash Flow) Model, FCFE (Free Cash Flow to Equity) Model, Comparable Company Analysis, Dividend Discount Model, Risk-adjusted Rate of Return Method, and Net Asset Value Method, one or two methods are used given the characteristic of the subject of fair value measurement.	Risk free market rate of return, market risk premium, corporate beta

Derivatives

The in-house developed model which is based on the models that are used by market participants in the valuation of general OTC derivative products, such as options, interest rate swaps, and currency swap that are based on inputs observable in the market.

However, for some complicated financial instruments of which valuation should be based on some assumptions since some significant or all inputs to be used in the model are not observable in the market, the in-house derived model which is developed from the general valuation models, such as Finite Difference Method (“FDM”) or Monte Carlo Simulation.

Risk-free market rate, forward rate, volatility, foreign exchange rate, stock prices, etc.

	Fair value measurement technique	Input variable
Compound financial instruments	Compound financial instrument are mostly equity linked securities. The fair value of the securities are measured by discounting the weighted average cash flow of future underlying stock price scenarios generated by Monte-Carlo simulation by a proper discount rate. To generate the scenarios, estimation of an expected rate of return of the underlying stock, a variability of the stock price, and a correlation among the stocks when the numbers of underlying stocks are more than 2 is needed. The variability of the stock price and the correlation among the stocks are estimated based on historical stock prices.	Volatility of stock price and correlation

Debentures	The fair value is measured by discounting the projected cash flows of a debenture by applying the market discount rate that is reflecting credit rating of the Group.	Risk free market rate of return and forward rate

Measurement technique of the financial assets and financial liabilities of level 3 that are recorded at fair value and significant, unobservable inputs are as follows.

	Fair value	Fair value measurement technique	Input variable	Range
Derivative Assets		Option valuation model and others	Correlation	-1~1
			Historical variability	0%~70%
	100,336		Credit value adjustment rate	0%~100%
Derivative Liabilities	30,469	Option valuation model and others	Correlation	-1~1
			Historical variability	0%~70%
Compound financial instruments	257,796	Monte Carlo Simulation	Correlation	-1~1
			Historical variability	0%~70%
Equity securities and others	1,317,258	External appraised value and others	Expected growth rate	0%~1%

Fair value of financial assets and liabilities classified into Level 3 uses external evaluation or value that is independently appraised by the Group. Non-observable inputs used in measuring fair value are calculated from the internal system and adequacy of those inputs is reviewed at all times. Investment Valuation Committee is responsible for reviewing of external assessments, deciding of valuation methods and review of appropriateness of methodology. And the agenda of Investment Valuation Committee is reported and approved by Risk Management Committee. Valuation methods are verified annually by focusing on large amount.

(2)	Changes in financial assets and liabilities classified into level 3 are as follows (Unit: Korean Won in millions):

	Transfer into/out of level 3 for the six months ended June 30, 2014
	January 1, 2014	Net income	Other comprehensive income (loss)	Purchases/ Issuances	Disposals/ Settlements	Transfer to or from level 3(*4)	June 30, 2014
Financial assets at FVTPL:
Derivative assets	90,419	9,112	—	9,090	(8,285)	—	100,336
AFS financial assets:
Equity securities:
Stock in local currency (*1)	709,824	(46,311)	(14,537)	20,187	(12,824)	(4,683)	651,656
Capital contributions in local currency	255,215	(17,955)	12,184	8,644	(3,457)	—	254,631
Beneficiary certificates in local currency	350,282	23,499	(15,169)	29,530	(58,910)	—	329,232
Equity securities in foreign currencies	91,180	7,684	(2,372)	425	(29,618)	—	67,299

	1,406,501	(33,083)	(19,894)	58,786	(104,809)	(4,683)	1,302,818

Others in local currency	5,083	—	(945)	10,302	—	—	14,440

	1,411,584	(33,083)	(20,839)	69,088	(104,809)	(4,683)	1,317,258

Financial liabilities at FVTPL:
Held-for-trading:
Derivative liabilities (*2)	21,319	9,216	—	1,573	(1,586)	(53)	30,469
Designated as at FVTPL:
Compound financial instruments (*3)	336,312	(3,736)	—	141,863	(195,454)	(21,189)	257,796

	357,631	5,480	—	143,436	(197,040)	(21,242)	288,265

(*1)	The AFS assets have been transferred out of level 3 due to the change in the measurement method for their fair value: their fair value is measured by using quoted prices in the active market whereas it was previously measured by using external valuation specialists.
(*2)	The derivative liabilities are interest rate swaps combined with call option. As call option for the six months ended June 30, 2014 was exercised, non-observable variables in the market were not used for valuation of such liabilities. As a result, the corresponding derivative liabilities have been transferred from Level 3 to Level 2.
(*3)	The compound financial instruments have been transferred from level 3 to level 2 due to the change in the measurement method for their fair value: their fair value is measured by using valuation techniques that include inputs other than quoted prices included within Level 1, that are observable for the liability, whereas it was previously measured by using valuation techniques based on unobservable inputs.
(*4)	The Group recognizes transfers between levels at the end of each reporting period when an event occurs or circumstances change, which cause the transfers to another level.

Out of the amounts recognized in net income for the six month ended June 30, 2014, amounts related to assets and liabilities that the Group currently holds are recognized as net losses of ￦79,627 million, which are included in gain or loss on financial instruments at FVTPL and gain or loss on AFS financial assets in the statements of comprehensive income.

	Transfer into/out of level 3 for the six months ended June 30, 2013
	January 1, 2013	Net income	Other comprehensive income (loss)	Purchases/ Issuances	Disposals/ Settlements	Transfer to or from level 3(*3)	June 30, 2013
Financial assets at FVTPL:
Derivative assets	49,206	(11,040)	—	433	—	—	38,599
AFS financial assets:
Equity securities:
Stock in local currency (*1)	856,150	(13,655)	(2,401)	19,804	(84,870)	(129,707)	645,321
Capital contributions in local currency	238,055	8,888	9,089	16,079	(45,359)	—	226,752
Beneficiary certificates in local currency (*2)	160,279	(3,642)	2,957	7,624	(2,120)	(43,381)	121,717
Equity securities in foreign currencies	107,413	2,615	1,040	1,922	(9,137)	—	103,853

	1,361,897	(5,794)	10,685	45,429	(141,486)	(173,088)	1,097,643

Others in local currency	—	—	292	4,665	—	—	4,957

	1,361,897	(5,794)	10,977	50,094	(141,486)	(173,088)	1,102,600

Financial liabilities at FVTPL:
Held-for-trading
Derivative liabilities	6,501	(320)	—	—	(78)	—	6,103
Designated as at FVTPL
Compound financial instruments	329,005	(27,417)	—	162,353	(136,517)	—	327,424

	335,506	(27,737)	—	162,353	(136,595)	—	333,527

(*1)	The amounts have been transferred from level 3 to level 1 since their fair value measurement is derived from quoted prices in active market, whereas it was derived from valuation technique.
(*2)	The amounts have been transferred from level 3 to level 2 since their fair value is measured by using inputs other than quoted prices.
(*3)	The Group recognizes transfers between levels at the end of each reporting period when an event occurs or circumstances change, which cause the transfers to another level.

Out of the amounts recognized in net income for the six month ended June 30, 2013, amounts related to assets and liabilities that the Group currently holds are recognized as net losses of ￦15,609 million, which are included in gain or loss on financial instruments at FVTPL, gain or loss on AFS financial assets and profit from discontinued operations in the statements of comprehensive income.

(3)	The following table shows the sensitivity of level 3 fair values to reasonably possible alternative assumptions.

The sensitivity analysis of the financial instruments has been performed by classifying with favorable and unfavorable changes based on how changes in unobservable assumptions have effects on the fluctuations of financial instruments’ value. When the fair value of a financial instrument is affected by more than one unobservable assumption, the below table reflects the most favorable or the most unfavorable changes which result from varying the assumptions individually. There are two types of level 3 financial instruments which should be done through sensitivity analysis. Some instruments, such as equity derivatives and interest rate derivatives, that fair value changes are recognized as current income. Others, such as equity securities, debt securities, and beneficiary certificates that fair value changes are recognized as other comprehensive income. And equity securities, of which fair value level is classified level 3, measured at cost are excluded from sensitivity analysis.

The following table shows the sensitivity analysis to disclose the effect of reasonably possible alternative assumptions on the fair value of a level 3 financial instruments for as of June 30, 2014 and June 30, 2013 (Unit: Korean Won in millions):

	As of June 30, 2014
	Net income (loss)		Other comprehensive income (loss)
	Favorable	Unfavorable	Favorable	Unfavorable
Financial assets held-for-trading:
Derivatives instruments assets (*1)	19,893	(15,553)	—	—

AFS financial assets:
Equity securities:
Stocks and capital contributions (*2)	—	—	74,203	(38,703)
Beneficiary certificates (*3)	—	—	4,179	(4,021)

	—	—	78,382	(42,724)
Other securities (*3)	—	—	4,340	(1,834)

	—	—	82,722	(44,558)

Financial liabilities at FVTPL:
Held-for-trading:
Derivative liabilities (*1)	7,698	(7,844)	—	—
Designated as at FVTPL:
Compound financial instruments (*1)	2,548	(2,604)	—	—

	10,246	(10,448)	—	—

	December 31, 2013
	Net income (loss)		Other comprehensive income (loss)
	Favorable	Unfavorable	Favorable	Unfavorable
Financial assets held-for-trading:
Derivative assets (*1)	18,827	(12,342)	—	—

AFS financial assets:
Equity securities:
Stocks and capital contributions (*2)	—	—	64,129	(26,894)
Beneficiary certificates (*3)	—	—	5,851	(5,642)

	—	—	69,980	(32,536)
Other securities (*3)	—	—	130	(128)

	—	—	70,110	(32,664)

Financial liabilities at FVTPL:
Held-for-trading
Derivative liabilities (*1)	3,975	(3,992)	—	—
Designated as at FVTPL
Compound financial instruments (*1)	3,024	(2,982)	—	—

	6,999	(6,974)	—	—

(*1)	Fair value changes of equity derivatives and compound financial instruments are calculated by increasing or decreasing underlying stock prices of each instrument and historical fluctuation rates of each stock price by 10%. The underlying stock prices and the historical fluctuation rates are major unobservable variables.

Interest rate-linked derivatives are calculated by increasing or decreasing historical fluctuation rate of interest rate by 10%.

Currency-linked derivatives are calculated by increasing or decreasing credit risk adjustment by 10%.

(*2)	Fair value changes of equity securities are calculated by increasing or decreasing growth rate (0~1%) and discount rate or liquidation value (-1~1%) and discount rate. The growth rate, discount rate, and liquidation value are major unobservable variables.
(*3)	Fair value changes of beneficiary certificates are calculated by increasing or decreasing price fluctuation of trust property and discount rate by 1%, respectively. The price fluctuation of trust property and discount rate are major unobservable variables.

(4)	Fair value and carrying amount of financial assets and liabilities that are recorded at amortized cost are as follows (Unit: Korean Won in millions):

	June 30, 2014
	Fair value				Carrying
	Level 1	Level 2	Level 3	Total	Value
Financial assets:
HTM financial assets	2,360,072	11,100,030	—	13,460,102	13,302,549
Loans and receivables	—	—	209,248,484	209,248,484	208,570,865

	2,360,072	11,100,030	209,248,484	222,708,586	221,873,414

Financial liabilities:
Deposits due to customers	—	181,132,939	—	181,132,939	181,033,198
Borrowings	—	15,356,141	—	15,356,141	15,326,563
Debentures	—	17,219,102	—	17,219,102	17,217,192
Other financial liabilities	—	16,797,495	—	16,797,495	16,799,499

	—	230,505,677	—	230,505,677	230,376,452

	December 31, 2013
	Fair value				Carrying
	Level 1	Level 2	Level 3	Total	Value
Financial assets:
HTM financial assets	2,682,460	9,463,862	—	12,146,322	12,038,820
Loans and receivables	—	—	207,580,684	207,580,684	207,360,680

	2,682,460	9,463,862	207,580,684	219,727,006	219,399,500

Financial liabilities:
Deposits due to customers	—	175,169,966	—	175,169,966	175,209,309
Borrowings	—	17,270,399	—	17,270,399	17,264,362
Debentures	—	16,963,469	—	16,963,469	16,088,973
Other financial liabilities	—	19,399,034	—	19,399,034	19,401,628

	—	228,802,868	—	228,802,868	227,964,272

Financial instruments are measured at fair value using a quoted market price in active markets. If there is no active market for a financial instrument, the Group measure fair value of the financial instruments using valuation techniques. Fair value measurement techniques and input variable for each type of financial instruments that are recorded at amortized cost are as follows:

	Fair value measurement technique	Input variables
HTM financial assets	Measured by external valuation company	Risk free market rate of return

Loans and receivables	Measured by discounting expected future cash flows at a market interest rate of other loans with similar condition.	Risk free market rate of return, credit spread and prepayment ratio

Deposits due to customers, borrowings and debentures	The fair value is measured by discounting the projected cash flows of debt products by applying the market discount rate that is reflecting credit rating of the Group.	Risk free market rate of return and forward rate

12.	TRANSFER OF FINANCIAL INSTRUMENTS AND OFFSETTING

(1)	Transferred financial assets that do not meet condition of derecognition

1)	Bonds sold under repurchase agreements

The financial instruments that were disposed but the Group agreed to repurchase at the fixed amounts at the same time, so that they did not meet the conditions of derecognition, are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Transfer assets :
AFS Financial Assets	43,346	126,589
HTM financial assets	651,265	651,582

	694,611	778,171

Liabilities :
Bonds sold under repurchase agreements	782,152	513,442

2)	Loaned securities

When the Group loans its securities to outside parties, the legal ownerships of the securities are transferred, however, they should be returned at the end of lending period therefore the Group does not derecognize them from the financial statements as it owns majority of risks and benefits from the securities continuously regardless of the transfer of legal ownership.

	June 30, 2014	December 31, 2013	Loaned to
Financial assets at FVTPL:
Korean treasury and government agencies securities	15,174	33,084	Samsung Securities
AFS Financial Assets:
Korean treasury and government agencies bonds	80,546	240,034	Korea Securities Depository

	95,720	273,118

(2)	Derecognized financial instrument through disposals, on which the Group has continuous involvement

The book value, fair value of, and maximum exposure to loss from the financial assets that were derecognized from the consolidated financial statements of the Group through disposals, but the Group still have continuous involvements are as follows (Unit: Korean Won in millions):

	June 30, 2014
	Type of continuous involvement	Book value of continuous participation	Fair value of continuous participation	Maximum exposure to loss
KAMCO tenth Asset Securitization Specialty (“KAMCO specialty”)	Acquisition of subordinated bonds of KAMCO specialty	1,746	1,823	1,746
Conditional disposal of loans to KAMCO (*)	Guarantee against loss on transferred assets by the Group	—	—	709

	December 31, 2013
	Type of continuous involvement	Book value of continuous participation	Fair value of continuous participation	Maximum exposure to loss
KAMCO tenth Asset Securitization Specialty (“KAMCO specialty”)	Acquisition of subordinated bonds of KAMCO specialty	1,746	1,851	1,746
Conditional disposal of loans to KAMCO (*)	Guarantee against loss on transferred assets by the Group	—	—	709

(*)	The transferred assets are not settled yet. Therefore the cash flow upon the settlement is not determinable as of June 30, 2014. And the maximum exposure to loss represents the carrying amounts of the assets at the date when they were transferred to KAMCO. The Group derecognized the transferred assets although the Group retains and continues to retain substantially all such risks and rewards by applying the transition exemptions in K-IFRS 1101.

(3)	Financial assets and liabilities subject to offsetting, enforceable master netting agreements and similar agreements are as follows:

The Group has both domestic exchange receivables and domestic exchange payables which satisfy offsetting criteria of K-IFRS 1032. And the domestic exchange receivables (payables) are offset by domestic exchange payables (receivables) and recorded as loans and receivables or other financial liabilities in the consolidated statements of financial position.

Certain financial assets and liabilities of the Group is subject to an enforceable master netting arrangement or similar agreement, under the circumstances of the counter-party’s default, insolvency or bankruptcy, These financial assets and liabilities includes derivative assets, derivative liabilities, receivable spot exchange and payable spot exchange which do not satisfy the offsetting criteria of K-IFRS 1032.

In accordance with the collateral arrangements, cash collateral, which do not satisfy the offsetting criteria of K-IFRS 1032, can be offset with the net amount of derivatives assets, derivative liabilities, receivable spot exchange and payable spot exchange under the circumstances of the counter-party’s default, insolvency or bankruptcy.

The Group has bonds sold under repurchase agreements which accounted as secured borrowings and bonds purchased under repurchase agreements which accounted as secured loans. The Group under the repurchase agreements has offsetting right only upon the counter-party’s default, insolvency or bankruptcy, thus the repurchase agreements are applied by the TBMA/ISMA Global Master Repurchase Agreement of which do not satisfy the offsetting criteria of K-IFRS 1032. The Group disclosed bonds sold (purchased) under repurchase agreements as borrowings (loans and receivables).

The details of the Group’s recognized financial assets and liabilities subject to enforceable master netting arrangement or similar agreements as of June 30, 2014 and December 31, 2013 are as follows (Unit: Korean Won in millions):

	June 30, 2014
		Gross amounts of recognized financial liabilities off-set in the statement of financial position	Net amounts of financial assets presented in the statement of financial statement	Non-offsetting amounts in the statement of financial position
	Gross amounts of recognized financial assets			Master netting arrangement and others	Cash collateral received	Net amounts
Financial assets:
Derivative assets and others (*1)	2,368,435	37,676	2,330,759	6,491,795	134,215	473,045
Receivable spot exchanges (*2)	4,768,296	—	4,768,296
Bonds purchased under resale agreements	6,251,483	—	6,251,483	6,251,483	—	—
Domestic exchanges receivables (*3)	28,590,800	27,714,587	876,213	—	—	876,213

	41,979,014	27,752,263	14,226,751	12,743,278	134,215	1,349,258

Financial liabilities:
Derivative liabilities and others (*1)	2,235,949	37,676	2,198,273	6,490,552	10,113	745,907
Compound financial instrument	280,260	—	280,260
Payable spot exchanges (*4)	4,768,039	—	4,768,039
Bonds sold under repurchase agreements	782,152	—	782,152	782,152	—	—
Domestic exchanges payables	29,258,814	27,714,587	1,544,227	1,544,227	—	—

	37,325,214	27,752,263	9,572,951	8,816,931	10,113	745,907

	December 31, 2013
		Gross amounts of recognized financial liabilities off-set in the statement of financial position	Net amounts of financial assets presented in the statement of financial statement	Non-offsetting amounts in the statement of financial position
	Gross amounts of recognized financial assets			Master netting arrangement and others	Cash collateral received	Net amounts
Financial assets:
Derivative assets and others (*1)	2,255,988	—	2,255,988	8,960,106	121,043	472,473
Receivable spot exchanges (*2)	7,297,634	—	7,297,634
Bonds purchased under resale agreements	4,980,889	—	4,980,889	4,980,889	—	—
Domestic exchanges receivables (*3)	23,805,554	23,222,175	583,379	—	—	583,379

	38,340,065	23,222,175	15,117,890	13,940,995	121,043	1,055,852

Financial liabilities:
Derivative liabilities and others (*1)	2,088,469	—	2,088,469	8,970,132	—	759,550
Compound financial instrument	342,409	—	342,409
Payable spot exchange (*4)	7,298,804	—	7,298,804
Bonds sold under repurchase agreements	513,442	—	513,442	513,442	—	—
Domestic exchanges payables	25,988,995	23,222,175	2,766,820	2,746,297	—	20,523

	36,232,119	23,222,175	13,009,944	12,229,871	—	780,073

(*1)	Derivatives assets and liabilities are including derivatives held-for-trading and derivatives held-for-hedging.
(*2)	Domestic exchanges receivables are included in other financial assets of loans and receivables.
(*3)	Receivable spot exchanges are included in receivables of loans and receivables.
(*4)	Payable spot exchanges are included in accounts payable of other financial liabilities.

13.	INVESTMENTS IN ASSOCIATES

(1)	Investments in associates are as follows (Unit: Korean Won in millions):

				June 30, 2014
Associates	Location	Capital stock	Main business	Number of shares owned	Percentage of ownership (%)	Financial statements as of
Kumho Tires Co., Ltd. (*1)(*6)	Korea	739,600	Manufacturing	18,497,105	12.5	June 30
Woori Blackstone Korea Opportunity Private Equity Fund 1st	Korea	314,500	Securities investment	67,446,424,658	21.4	June 30
Woori Service Networks Co., Ltd. (*3)	Korea	500	Freight & staffing	4,704	4.9	May 31
Woori Private Equity Fund	Korea	172,600	Securities investment	49,931	28.9	June 30
Korea Credit Bureau Co., Ltd. (*2)	Korea	10,000	Credit information	144,000	7.2	June 30
Korea Finance Security Co., Ltd. (*3)	Korea	6,000	Security service	183,870	15.3	May 31
United PF 1st Corporate Financial Stability (*2)	Korea	1,081,400	Securities investment	190,650	17.7	June 30
Chin Hung International Inc. (*3)(*6)	Korea	47,300	Construction	25,010,400	26.8	May 31
Phoenix Digital Tech Co., Ltd. (*4)	Korea	2,000	Manufacturing	73,160	18.3	June 30
Poonglim Industrial Co., Ltd. (*7)	Korea	69,200	Construction	4,146,811	29.9	March 31
Ansang Tech Co., Ltd. (*5)	Korea	300	Manufacturing	21,800	23.0	—
STX Engine Co., Ltd. (*1)(*6)(*7)	Korea	123,000	Manufacturing	7,379,600	15.0	March 31
Samho International Co., Ltd. (*1)(*6)	Korea	75,900	Construction	1,190,000	7.8	June 30
Force TEC Co., Ltd.	Korea	76,700	Freight & staffing	34,144,788	22.6	—
Hana Engineering & Construction Co., Ltd. (*5)	Korea	3,900	Construction	177,874	22.2	—
STX Corporation (*1)	Korea	671,700	Wholesale trade	40,250,240	15.0	—
Osung LST Co., Ltd. (*1)(*7)	Korea	31,800	Manufacturing	6,231,333	9.8	March 31
Saudara Bank (*7)(*8)	Korea	20,000	Securities investment	764,403,090	33.0	March 31

				December 31, 2013
Associates	Location	Capital stock	Main business	Number of shares owned	Percentage of ownership (%)	Financial statements as of
Kumho Tires Co., Ltd. (*1)(*6)	Korea	739,600	Manufacturing	18,497,105	12.5	December 31
Woori Blackstone Korea Opportunity Private Equity Fund 1st	Korea	314,500	Securities investment	67,446,424,658	21.4	December 31
Woori Service Networks Co., Ltd. (*3)	Korea	500	Freight & staffing	4,704	4.9	November 30
Woori Private Equity Fund	Korea	172,600	Securities investment	49,931	28.9	December 31
Korea Credit Bureau Co., Ltd. (*2)	Korea	10,000	Credit information	144,000	7.2	December 31
Korea Finance Security Co., Ltd. (*3)	Korea	6,000	Security service	183,870	15.3	November 30
United PF 1st Corporate Financial Stability (*2)	Korea	1,081,400	Securities investment	190,650	17.7	December 31
Chin Hung International Inc. (*3)(*6)	Korea	47,300	Construction	25,010,400	26.8	November 30
Phoenix Digital Tech Co., Ltd. (*4)	Korea	2,000	Manufacturing	73,160	18.3	December 31
Poonglim Industrial Co., Ltd. (*7)	Korea	69,200	Construction	4,146,811	29.9	September 30
Ansang Tech Co., Ltd. (*5)	Korea	300	Manufacturing	21,800	23.0	—
STX Engine Co., Ltd. (*1)(*6)	Korea	123,000	Manufacturing	7,379,600	15.0	—
Samho International Co., Ltd. (*1)(*6)	Korea	75,900	Construction	1,190,000	7.8	—
Force TEC Co., Ltd.	Korea	76,700	Freight & staffing	34,144,788	22.6	—
Hana Engineering & Construction Co., Ltd. (*5)	Korea	3,900	Construction	177,874	22.2	—

(*1)	The Group has significant influence in the creditors’ council.
(*2)	The Group can participate in the decision making body and exercise significant influence over Korea Credit Bureau Co., Ltd. and the United PF 1st Corporate Financial Stability through business partnerships.
(*3)	As the financial statements as of June 30, 2014 of the entities are not available, the Group applied the equity method by using the financial statements as of May 31, 2014 and adjusted for the effects of significant transactions or events that occurred between the date of those financial statements and the date of financial statements. The significant business of Woori Service Network and Korea Finance Security is transacted mostly with the Group.
(*4)	The Group’s ownership ratio in the entity based on the shares that have voting rights is 25.1%, therefore it is concluded that the Group has significant influence over the entity.
(*5)	The carrying values of investments in Ansang Tech and Hana Construction are nil as at the as of June 30, 2014 and December 31, 2013.
(*6)	The investments in associates that have quoted market prices are Kumho Tire Co., Ltd. (As of June 30, 2014: KRW 11,700, As of December 31, 2013: KRW 11,500), Chin Hung International Inc. (As of June 30, 2014: KRW 1,520, As of December 31, 2013: KRW 1,610), Samho Co., Ltd. (As of June 30, 2014: KRW 11,700, As of December 31, 2013: KRW 3,300), and STX Corporation (As of June 30, 2014: KRW 1,175, As of December 31, 2013: Not applicable).
(*7)	As the financial statements as of June 30, 2014 are not available, the Group applied the equity method by using the financial statements as of March 31, 2014 and adjusted for the effects of significant transactions or events that occurred between the date of those financial statements and the date of financial statements.
(*8)	The Group retains in total 33% of shares for Saudara Bank, a local bank in Indonesia, as Woori Bank and P.T. Bank Woori Indonesia acquired 27% and 6% of shares, respectively, during the six months ended June 30, 2014.

(2)	The entities excluded from associates, although their percentage of ownership is higher than 20% as of June 30, 2014 and December 31, 2013, are as follows:

	June 30, 2014
Associate	Number of shares owned	Percentage of ownership
Vogo 2-2 Special Purpose Entity (*1)	24,672,229,707	36.4%
LIG E&C Co., Ltd. (*2)	755,946	22.8%
Orient Shipyard Co., Ltd. (*2)	465,050	23.0%
GinsengK Co., Ltd. (*2)	2,107,432	20.2%
Pi City Co., Ltd. (*2)	871,631	21.1%

(*1)	Even though the Group’s ownership ratio in the entity is more than 20% as a limited partner, it is determined that the Group does not have significant influence over the entity since the Group cannot exercise significant influence in the decision making bodies, such as the investment committee, thus it has been excluded from the investment in associates.
(*2)	The entities are excluded from the associates because the Group has no significant influence over the investee companies although their percentage of ownership of common share is higher than 20%.

	December 31, 2013
Associate	Number of shares owned	Percentage of ownership
Vogo 2-2 Special Purpose Entity (*1)	24,548,281,071	36.4%
LIG E&C Co., Ltd. (*2)	755,946	22.8%
Orient Shipyard Co., Ltd. (*2)	465,050	23.0%
GinsengK Co., Ltd. (*2)	2,107,432	20.2%
Pi City Co., Ltd. (*2)	871,631	21.1%

(*1)	Even though the Group’s ownership ratio in the entity is more than 20% as a limited partner, it is determined that the Group does not have significant influence over the entity since the Group cannot exercise significant influence in the decision making bodies, such as the investment committee, thus it has been excluded from the investment in associates.
(*2)	The entities are excluded from the associates because the Group has no significant influence over the investee companies although their percentage of ownership of common share is higher than 20%.

(3)	Changes in carrying value of investments in associates accounted for using the equity method are as follows (Unit: Korean Won in millions):

			For the six months ended June 30, 2014
Investee	Acquisition cost	January 1, 2014	Gain (loss) on valuation	Acquisi- tions	Disposals and others	Dividends	Capital	Impairment loss	Other changes	June 30, 2014
Kumho Tires Co., Ltd.	93,003	140,101	8,856	—	—	—	(367)	—	72	148,662
Woori Blackstone Korea Opportunity Private Equity Fund 1	67,446	75,832	8,259	—	—	(1,287)	—	—	—	82,804
Woori Service Networks Co., Ltd.	24	136	(18)	—	—	(12)	—	—	—	106
Woori Private Equity Fund	43,172	14,098	117	—	—	—	(247)	(1,080)	—	12,888
Korea Credit Bureau Co., Ltd.	3,600	3,347	(219)	—	—	—	—	—	—	3,128
Korea Finance Security Co., Ltd.	758	4,311	(619)	—	—	(55)	—	—	—	3,637
United PF 1st Corporate Financial Stability	191,617	203,730	5,898	—	—	—	—	—	—	209,628
Chin Hung International Inc.	60,275	45,900	(15,788)	—	—	—	48	—	—	30,160
Phoenix Digital Tech Co., Ltd.	538	1,120	(531)	—	—	—	—	—	—	589
Poonglim Industrial Co., Ltd. (*)	13,916	3,079	(3,079)	—	—	—	—	—	—	—
STX Engine Co., Ltd. (*)	47,008	47,008	(46,656)	—	—	—	(352)	—	—	—
Samho International Co., Ltd.	7,492	7,492	958	—	—	—	1	—	1,476	9,927
Force TEC Co., Ltd.	34	34	—	—	—	—	—	—	—	34
STX Corporation	42,215	—	—	47,323	(4,642)	—	—	(466)	—	42,215
Osung LST Co., Ltd.	6,188	—	(556)	6,188	—	—	(5)	—	303	5,930
Saudara Bank	67,431	—	205	67,431	—	(637)	(2,709)	—	—	64,290

	644,717	546,188	(43,173)	120,942	(4,642)	(1,991)	(3,631)	(1,546)	1,851	613,998

(*)	The application of equity method was suspended since the balance was ‘0’ due to accumulation of loss deficit. The unrecognized loss on valuation of investments under equity method due to the suspension of equity method on Poonglim Co., Ltd. amounted to ￦5,783 million Won on the statement of comprehensive income for the six month ended June 30, 2014 and ￦512 million Won on the accumulated comprehensive income as of June 30, 2014. Also, the unrecognized loss on valuation of investments under equity method due to the suspension of equity method on STX Engine Co., Ltd. amounted to ￦641 million Won on the statement of comprehensive income for the six months ended June 30, 2014 and ￦(-)57 million Won on accumulated other comprehensive income as of June 30, 2014.

	For the six months ended June 30, 2013
Investee	Acquisition cost	January 1, 2013	Gain (loss) on valuation	Acquisitions	Dividends	Capital	Other changes	June 30, 2013
Kumho Tires Co., Ltd.	113,204	156,029	15,696	—	—	(6,603)	(3,380)	161,742
Woori Blackstone Korea Opportunity Private Equity Fund 1	90,298	99,125	(550)	—	—	—	—	98,575
Woori Service Networks Co., Ltd.	24	129	(21)	—	(7)	—	—	101
Woori Private Equity Fund	53,286	15,151	4,558	—	—	(1,524)	—	18,185
Korea Credit Bureau Co., Ltd.	3,600	3,032	55	—	—	—	—	3,087
Korea Finance Security Co., Ltd.	758	4,244	(512)	—	(55)	—	—	3,677
United PF 1st Corporate Financial Stability	191,617	201,364	(265)	—	—	—	—	201,099
Chin Hung International Inc.	60,275	56,223	(9,169)	—	—	676	(1,085)	46,645
Phoenix Digital Tech Co., Ltd.	538	558	(3,177)	—	—	3,505	—	886
Poonglim Industrial Co., Ltd.	13,956	14,477	(5,567)	(521)	—	1	6,206	14,596

	527,556	550,332	1,048	(521)	(62)	(3,945)	1,741	548,593

(4)	Condensed financial information related to most of the investments in associates accounted for using the equity method is as follows (Unit: Korean Won in millions):

	As of and for the six months ended June 30, 2014
Investee	Assets	Liabilities	Operating revenue	Net income (Net loss)
Kumho Tires Co., Ltd.	4,441,732	3,306,309	1,744,369	85,551
Woori Blackstone Korea Opportunity Private Equity Fund	387,489	882	40,285	38,517
Woori Service Networks Co., Ltd.	3,887	1,733	6,638	298
Woori Private Equity Fund	52,219	3,925	654	406
Korea Credit Bureau Co., Ltd.	56,124	12,660	16,860	(3,332)
Korea Finance Security Co., Ltd.	27,059	3,330	21,043	1,374
United PF 1st Corporate Financial Stability	1,200,009	17,822	55,329	33,058
Phoenix Digital Tech Co., Ltd.	22,967	19,754	4,270	(2,903)
Chin Hung International Inc.	492,647	459,186	217,140	(1,175)
Poonglim Industrial Co., Ltd.	501,111	461,317	37,622	(7,647)
STX Engine Co., Ltd.	1,089,869	1,095,446	94,003	(37,747)
Samho International Co., Ltd.	651,059	524,419	419,297	12,225
STX Corporation	1,254,854	1,136,896	377,911	401,087
Osung LST Co., Ltd.	206,053	99,530	29,117	(7,249)
Saudara Bank	694,870	646,548	25,111	620

	As of and for the year ended December 31, 2013
Investee	Assets	Liabilities	Operating revenue	Net income (Net loss)
Kumho Tires Co., Ltd.	4,516,507	3,453,028	3,676,336	110,580
Woori Blackstone Korea Opportunity Private Equity Fund	354,993	894	13,794	27,620
Woori Service Networks Co., Ltd.	4,485	1,736	14,131	1,061
Woori Private Equity Fund	52,623	3,880	872	11,864
Korea Credit Bureau Co., Ltd.	63,043	16,542	51,571	4,909
Korea Finance Security Co., Ltd.	31,113	2,985	45,003	6,356
United PF 1st Corporate Financial Stability	1,159,220	10,294	152,315	13,567
Phoenix Digital Tech Co., Ltd.	23,159	17,044	33,409	(251)
Chin Hung International Inc.	551,443	459,171	403,977	(14,915)
Poonglim Industrial Co., Ltd.	545,000	472,549	164,734	(54,314)
STX Engine Co., Ltd.	1,975,978	1,726,903	542,281	(560,405)
Samho International Co., Ltd.	680,075	565,878	646,868	8,399

(5)	Adjustments to calculate carrying value of most of investments in associates out of their net asset are as follows(Unit: Korean Won in millions) :

	June 30, 2014
Investee	Net assets	Percentage of ownership	Share in net assets	Good- will	Impair- ment loss	Internal transactions and others	Carrying value of investments in associates
Kumho Tires Co., Ltd. (*)	1,135,423	12.5%	137,527	15,125	—	(3,990)	148,662
Woori Blackstone Korea Opportunity Private Equity Fund	386,606	21.4%	82,921	—	—	(117)	82,804
Woori Service Networks Co., Ltd.	2,154	4.9%	106	—	—	—	106
Woori Private Equity Fund	48,294	28.9%	13,968	—	(1,080)	—	12,888
Korea Credit Bureau Co., Ltd.	43,465	7.2%	3,128	—	—	—	3,128
Korea Finance Security Co., Ltd.	23,729	15.3%	3,637	—	—	—	3,637
United PF 1st Corporate Financial Stability	1,182,186	17.7%	209,628	—	—	—	209,628
Phoenix Digital Tech Co., Ltd.	3,213	18.3%	589	—	—	—	589
Chin Hung International Inc. (*)	33,461	26.8%	8,801	21,359	—	—	30,160
Poonglim Industrial Co., Ltd. (*)	39,794	29.9%	(44,653)	—	—	44,653	—
STX Engine Co., Ltd. (*)	(5,577)	15.0%	(15,511)	—	—	15,511	—
Samho International Co., Ltd.	126,640	7.8%	9,927	—	—	—	9,927
STX Corporation (*)	117,958	15.0%	17,654	24,561	(466)	466	42,215
Osung LST Co., Ltd. (*)	106,523	9.8%	(29,535)	35,597	—	(132)	5,930
Saudara Bank	48,321	33.0%	15,946	48,344	—	—	64,290

	December 31, 2013
Investee	Net assets	Percentage of ownership	Share in net assets	Good- will	Internal transactions and others	Carrying value of investments in associates
Kumho Tires Co., Ltd.(*)	1,063,479	12.5%	128,248	15,125	(3,272)	140,101
Woori Blackstone Korea Opportunity Private Equity Fund	354,099	21.4%	75,949	—	(117)	75,832
Woori Service Networks Co., Ltd.	2,749	4.9%	136	—	—	136
Woori Private Equity Fund	48,743	28.9%	14,098	—	—	14,098
Korea Credit Bureau Co., Ltd.	46,501	7.2%	3,347	—	—	3,347
Korea Finance Security Co., Ltd.	28,128	15.3%	4,311	—	—	4,311
United PF 1st Corporate Financial Stability	1,148,926	17.7%	203,730	—	—	203,730
Phoenix Digital Tech Co., Ltd.	6,115	18.3%	1,120	—	—	1,120
Chin Hung International Inc. (*)	92,272	26.8%	24,541	21,359	—	45,900
Poonglim Industrial Co., Ltd. (*)	72,451	29.9%	(35,275)	38,354	—	3,079
STX Engine Co., Ltd. (*)	249,075	15.0%	32,080	14,928	—	47,008
Samho International Co., Ltd.	114,197	7.8%	8,952	—	(1,460)	7,492

(*)	The net asset amount is after considering preferred stocks.

14.	INVESTMENT PROPERTIES

(1)	Investment properties are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Acquisition cost	378,288	348,268
Accumulated depreciation	(17,368)	(14,434)

Net carrying value	360,920	333,834

(2)	Changes in investment properties are as follows (Unit: Korean Won in millions):

	For the six months ended June 30
	2014	2013
Beginning balance of net carrying amount	333,834	346,182
Disposals	—	(5,212)
Depreciation	(1,713)	(1,715)
Impairment loss	—	(117)
Classification in assets held-for-sale	—	(3,594)
Foreign currencies translation adjustment	(30)	60
Transfers from Premises and equipment	30,090	—
Others	(1,261)	—

Ending balance of net carrying value	360,920	335,604

(3)	Fair value of investment properties as of June 30, 2014 are as follows (Unit: Korean Won in millions):

Classification	The latest revaluation date	Land	Building	Total
Woori Finance Sangam Center and other	March 31, 2014	294,850	87,746	382,596

(4)	For the six months ended June 30, 2014 and 2013, revenue occurred from investment properties is ￦7,049 million and ￦7,083 million, respectively, and the operating expense directly related to the investment properties that generate rented fee amount to ￦631 million and ￦616 million, respectively.

15.	PREMISES AND EQUIPMENT

(1)	Details of premises and equipment as are as follows (Unit: Korean Won in millions):

	June 30, 2014
	Land	Buildings	Properties for business use	Structures in leased office	Construction in progress	Total
Acquisition cost	1,494,600	788,102	406,797	355,462	424	3,045,385
Accumulated depreciation	—	(97,474)	(312,698)	(292,905)	—	(703,077)

Net carrying value	1,494,600	690,628	94,099	62,557	424	2,342,308

	December 31, 2013
	Land	Buildings	Properties for business use	Structures in leased office	Construction in progress	Total
Acquisition cost	1,512,066	794,510	397,715	339,924	31	3,044,246
Accumulated depreciation	—	(91,945)	(301,377)	(281,711)	—	(675,033)

Net carrying value	1,512,066	702,565	96,338	58,213	31	2,369,213

(2)	Details of changes in premises and equipment are as follows (Unit: Korean Won in millions):

	For the six months ended June 30, 2014
	Land	Buildings	Properties for business use	Structures in leased office	Construction in progress	Total
Beginning balance	1,512,066	702,565	96,338	58,213	31	2,369,213
Foreign currencies translation adjustment	(44)	(51)	(334)	(235)	—	(664)
Acquisitions	38	7,037	15,558	12,412	393	35,438
Disposals	—	—	(148)	(189)	—	(337)
Depreciation	—	(11,632)	(17,497)	(13,166)	—	(42,295)
Classification in assets held- for-sale	(144)	(474)	—	—	—	(618)
Transfers	(17,316)	(6,817)	182	5,522	—	(18,429)

Ending balance	1,494,600	690,628	94,099	62,557	424	2,342,308

	For the six months ended June 30, 2013
	Land	Buildings	Properties for business use	Structures in leased office	Construction in progress	Total
Beginning balance	1,517,728	704,562	102,670	57,040	3,680	2,385,680
Foreign currencies translation adjustment	84	119	984	1,006	—	2,193
Acquisitions	561	10,394	17,405	10,686	3,275	42,321
Disposals	(1)	(305)	(79)	(486)	—	(871)
Depreciation (*)	—	(12,167)	(18,021)	(17,039)	—	(47,227)
Classification in assets held-for-sale	(888)	(1,654)	—	—	—	(2,542)
Transfers	—	6,920	—	—	(6,920)	—
Others	—	—	—	9,102	—	9,102
Credit card division spin-off	(2,487)	(842)	(1,491)	(322)	—	(5,142)

Ending balance	1,514,997	707,027	101,468	59,987	35	2,383,514

(*)	￦279 million are included in depreciation classified into profit from discontinued operations for the six months ended June 30, 2013

16.	INTANGIBLE ASSETS

(1)	Details of intangible assets are as follows (Unit: Korean Won in millions):

	June 30, 2014
	Development costs	Software	Industrial property rights	Membership deposits (*)	Others	Total
Cost of purchases or appraised value	21,706	905	424	13,609	361,706	398,350
Accumulated depreciation	(13,615)	(594)	(194)	—	(311,177)	(325,580)
Accumulated impairment losses	—	—	—	(1,508)	—	(1,508)

Net carrying value	8,091	311	230	12,101	50,529	71,262

	December 31, 2013
	Development costs	Software	Industrial property rights	Core deposits	Membership deposits (*)	Others	Total
Cost of purchases or appraised value	18,463	824	397	3,107	13,601	347,126	383,518
Accumulated depreciation	(13,235)	(539)	(164)	(3,107)	—	(289,089)	(306,134)
Accumulated impairment losses	—	—	—	—	(1,368)	—	(1,368)

Net carrying value	5,228	285	233	—	12,233	58,037	76,016

(*)	Membership deposits include golf clubs and condominium membership deposits and for this intangible asset, the exact period of useful life cannot be measured. Therefore, the Group has recognized impairment loss for the membership deposits since the recoverable amount is lower than the carrying amount.

(2)	Details of changes in intangible assets are as follows (Unit: Korean Won in millions):

	For the six months ended June 30, 2014
	Development costs	Software	Industrial property rights	Membership deposits	Others	Total
Beginning balance	5,228	285	233	12,233	58,037	76,016
Foreign currencies translation adjustment	(1)	—	—	(80)	(118)	(199)
Acquisitions	3,246	82	27	409	14,816	18,580
Depreciation	(382)	(56)	(30)	—	(22,206)	(22,674)
Impairment loss (Reversal of impairment loss)	—	—	—	(406)	—	(406)
Disposals	—	—	—	(55)	—	(55)

Ending balance	8,091	311	230	12,101	—	71,262

	For the six months ended June 30, 2013
	Development costs	Software	Industrial property rights	Core deposits	Membership deposits	Others	Total
Beginning balance	1,922	362	166	236	11,083	95,151	108,920
Foreign currencies translation adjustment	4	(1)	(1)	11	149	231	393
Acquisitions	1,540	22	15	—	2,717	628	4,922
Depreciation (*1)	(510)	(54)	(18)	(162)	—	(21,531)	(22,275)
Impairment loss (Reversal of impairment loss) (*2)	—	—	—	—	(7)	—	(7)
Disposals	—	—	—	—	(239)	—	(239)
Credit card division spin-off	—	—	(3)	—	(784)	(3,430)	(4,217)

Ending balance	2,956	329	159	85	12,919	71,049	87,497

(*1)	￦521 million is included in depreciation classified into profit and loss from discontinued operations for the six months ended June 30, 2013.
(*2)	￦6 million is included in impairment loss classified into profit and loss from discontinued operations for the six months ended June 30, 2013.

17.	OTHER ASSETS

Details of other assets are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Suspense receivables:	224	—
Prepaid expenses:
Prepaid expenses in local currency	148,376	151,418
Prepaid expenses in foreign currencies	5,199	6,043

	153,575	157,461

Others
Supplies and others	3,512	3,467
Non-operative assets:
Non-operative real properties	—	330

	157,311	161,258

18.	ASSETS HELD-FOR-SALE

In accordance with K-IFRS 1105 ‘Non-current assets held- for-sale and discontinued operations’, the Group reclassified certain assets into assets held-for-sale as of January 1, 2010. Assets held-for-sale of ￦1,104 million, ￦587 million, respectively, are recorded as of June 30, 2014 and December 31, 2013.

19.	ASSETS SUBJECT TO LIEN AND ASSETS ACQUIRED THROUGH A FORECLOSURE

(1)	Details of assets subject to lien are as follows (Unit: Korean Won in millions):

		June 30, 2014
		Collateral given to	Amount	Reason for collateral
Due from banks		Hankook Securities and others	23,658	Margin deposit for future or option
Financial assets at FVTPL	Financial institutions debt securities and others	Daewoo Securities and others	214,859	Substitute securities and others
AFS financial assets	Korean treasury and government agencies bonds	Nomura Securities and others	43,346	Bonds sold under repurchase agreements (*)
	Financial institutions debt securities and others	BOK and others	2,066,831	Limitation on total loan exposure and others
HTM financial assets	Korean treasury and government agencies bonds	Nomura Securities and others	651,265	Bonds sold under repurchase agreements (*)
	Korean treasury and government agencies bonds and others	BOK and others	4,096,402	Limitation on total loan exposure and others

			7,096,361

		December 31, 2013
		Collateral given to	Amount	Reason for collateral
Due from banks		Samsung Securities and others	8,242	Margin deposit for future or option
Financial assets at FVTPL	Financial institutions debt securities and others	Hanhwa Securities and others	176,298	Substitute securities and others
AFS financial assets	Korean treasury and government agencies bonds	Nomura Securities and others	126,589	Bonds sold under repurchase agreements (*)
	Financial institutions debt securities and others	BOK and others	2,284,954	Limitation on total loan exposure and others
HTM financial assets	Korean treasury and government agencies bonds	Nomura Securities and others	651,582	Bonds sold under repurchase agreements (*)
	Korean treasury and government agencies bonds and others	BOK and others	2,728,492	Limitation on total loan exposure and others

			5,976,157

(*)	Debt securities sold under the agreements that the seller repurchases at the agreed price or the sales price plus additional amounts at specified rate. These debt securities are not derecognized from the consolidated statements of financial position of the Group. The buyers of these debt securities have right to sell and pledge without constraints. As these debt securities are not derecognized, the related transferred amounts are recorded as liabilities, which are debt securities sold under repurchase agreement.

(2)	The building whose carrying amounts are ￦0 million and ￦329 million, respectively, as of June 30, 2014 and December 31, 2013, were acquired through a foreclosure.

(3)	Details of loaned securities as of June 30, 2014 and December 31, 2013 are as follows (Unit: Korean Won in millions):

		June 30, 2014	December 31, 2013	Loaned to
Financial assets at FVTPL	Korean treasury and government agencies securities	15,174	33,084	Samsung Securities
AFS financial assets	Korean treasury and government agencies bonds	80,546	240,034	Korea Securities Depository

		95,720	273,118

Loaned securities are loans of specific securities to borrowers who agree to return a like quantity of the same security. As the Group does not derecognize these securities, there are no liabilities related to loaned securities.

(4)	Collaterals held that can be disposed of and re-subject to lien regardless of defaults

Fair value of the collaterals held that can be disposed of and re-subject to lien regardless of defaults as of June 30, 2014 and December 31, 2013 is as follows (Unit: Korean Won in millions):

	June 30, 2014
	Fair value of collateral	Fair value of the collaterals held were disposed of and re-subject to lien
Securities	6,081,387	—

	December 31, 2013
	Fair value of collateral	Fair value of the collaterals held were disposed of and re-subject to lien
Securities	4,830,746	—

20.	FINANCIAL LIABILITIES AT FVTPL

(1)	Financial liabilities at FVTPL are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Financial liabilities held-for-trading	2,242,137	2,105,469
Financial liabilities designated at FVTPL	434,130	525,568

	2,676,267	2,631,037

(2)	Details of financial liabilities held-for-trading are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Derivative liabilities	2,227,642	2,096,215
Gold banking liabilities	11,856	9,254
Loaned securities	2,639	—

	2,242,137	2,105,469

(3)	Details of financial liabilities designated at FVTPL are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Compound financial instrument	280,260	342,409
Debentures	153,870	183,159

	434,130	525,568

Compound financial instruments are designated as at FVTPL as the instruments contain one or more embedded derivatives and be permitted the entire compound financial instruments to be designated as at FVTPL in accordance with K-IFRS 1039 “Financial Instruments: Recognition and Measurement.”

A portion of liabilities which do not meet the definition of financial liabilities held-for-trading is designated as financial instrument at FVTPL by using fair value option to eliminate or significantly reduce a measurement or recognition inconsistency that would otherwise arise from recognizing assets and liabilities on a different basis.

(4)	Credit risk adjustments to financial liabilities designated at FVTPL are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Financial liabilities designated at FVTPL	434,130	525,568
Changes in fair value for credit risk adjustments	(1,997)	(2,850)
Accumulated changes in credit risk adjustments	(45,151)	(43,531)

(5)	Differences of financial liabilities at FVTPL’s carrying amount and face amount at maturity are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Carrying amount	434,130	525,568
Face amount at maturity	503,079	644,271

	(68,949)	(118,703)

21.	DEPOSITS DUE TO CUSTOMERS (“DEPOSITS”)

(1)	Details of deposits by interest type are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Deposits in local currency:
Deposits on demand:
Interest bearing	3,138,292	3,166,059
Non-interest bearing	7,598,827	8,547,421

	10,737,119	11,713,480

Money Trusts	1,251,543	1,236,844
Deposits at termination	154,493,340	146,666,672
Mutual installment	49,366	53,189

	166,531,368	159,670,185

Certificate of deposits	2,721,443	3,297,551

Deposits in foreign currencies:
Interest bearing	10,735,754	10,978,023
Non-interest bearing	1,055,002	1,305,859

	11,790,756	12,283,882

Present value discount	(10,369)	(42,309)

	181,033,198	175,209,309

(2)	Details of deposits by customers are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Individuals	66,528,895	63,811,119
Corporation	55,920,866	56,701,458
Banks	17,811,564	17,192,049
Government agencies	18,482,438	15,826,903
Other financial institution	8,012,904	8,548,496
Government	2,114,939	1,197,202
Non-profit corporation	4,732,486	4,194,506
Educational organization	2,563,654	2,525,956
Foreign corporation	1,233,881	1,159,035
Others	3,641,940	4,094,894
Present value discount	(10,369)	(42,309)

	181,033,198	175,209,309

22.	BORROWINGS AND DEBENTURES

(1)	Details of borrowings as are as follows (Unit: Korean Won in millions):

	June 30, 2014
	Lender	Interest rate (%)	Amount
Borrowings in local currency:
Borrowings from the BOK	BOK	0.5 ~ 1.0	611,328
Borrowing from government funds	Small & medium Business Corporation and others	0.0 ~ 3.5	1,751,919
Others	Seoul Metropolitan Government and others	0.0 ~ 3.8	3,543,946
Borrowings in foreign currencies	Bank of Communications and others	0.0 ~ 12.0	6,221,093
Offshore borrowings in foreign currencies	Korea Development Bank and others	0.8	16,230
Call-money	Banks and others	0.1 ~ 3.1	1,739,236
Bonds sold under repurchase agreements	Others	1.3 ~ 12.7	782,152
Bills sold	Others	0.0 ~ 2.7	87,155
Asset-backed debt	Others	3.0 ~ 4.9	573,700
Present value discount			(196)

			15,326,563

	December 31, 2013
	Lender	Interest rate (%)	Amount
Borrowings in local currency:
Borrowings from the BOK	BOK	0.5 ~ 1.0	513,841
Borrowing from government funds	Small & medium Business Corporation and others	0.0 ~ 3.5	1,790,146
Others	Seoul Metropolitan Government and others	0.0 ~ 3.8	2,769,875
Borrowings in foreign currencies	Bank of Communication and others	0.0 ~ 12.0	6,225,236
Offshore borrowings in foreign currencies	Toronto Dominion Bank SG	0.8	21,106
Call-money	Banks and others	0.0 ~ 5.5	4,871,976
Bonds sold under repurchase agreements	Others	1.4 ~ 12.7	513,442
Bills sold	Others	0.0 ~ 2.7	111,096
Asset-backed debt	Others	2.9 ~ 3.2	448,500
Present value discount			(856)

			17,264,362

(2)	Details of other monetary organizations’ borrowings are as follows (Unit: Korean Won in millions):

	June 30, 2014
	BOK	General bank	Others	Total
Borrowings in local currency	611,328	—	—	611,328
Borrowings in foreign currencies	—	6,233,874	—	6,233,874
Call-money	738	1,143,898	594,600	1,739,236
Bonds sold under repurchase agreements	—	30,432	399,460	429,892

	612,066	7,408,204	994,060	9,014,330

	December 31, 2013
	BOK	General bank	Others	Total
Borrowings in local currency	513,841	—	—	513,841
Borrowings in foreign currencies	—	6,237,056	—	6,237,056
Call-money	963	1,804,513	3,066,500	4,871,976
Bonds sold under repurchase agreements	—	31,659	459,512	491,171

	514,804	8,073,228	3,526,012	12,114,044

(3)	Details of debentures are as follows (Unit: Korean Won in millions):

	June 30, 2014		December 31, 2013
	Interest rate (%)	Amount	Interest rate (%)	Amount
Carrying value of bond:
Ordinary bonds	0.8 ~ 10.5	10,882,778	0.8 ~ 10.5	9,979,212
Subordinated bonds	3.4 ~ 10.3	6,405,461	3.4 ~ 10.3	6,160,786
Discount on bonds		(71,047)		(51,025)

		17,217,192		16,088,973

23.	PROVISIONS

(1)	Details of provisions are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Provisions for guarantees (*)	340,092	501,662
Provisions for unused commitments	63,888	68,363
Other provision	29,032	26,441
Asset retirement obligation	27,340	21,759

	460,352	618,225

(*)	Provisions for guarantees include provision for financial guarantee of ￦99,816 million and ￦123,227 million as of June 30, 2014 and December 31, 2013, respectively.

(2)	Changes in provision except asset retirement obligation and retirement benefit obligation are as follows (Unit: Korean Won in millions):

	For the six months ended June 30, 2014
	Provision for guarantees	Provision for unused commitments	Other provisions	Total
Beginning balance	501,662	68,363	26,441	596,466
Provisions provided	3,549	619	10,149	14,317
Provisions used	(15,880)	(21)	(7,559)	(23,460)
Others	19,398	—	—	19,398
Reversal of unused amount	(168,510)	(5,045)	—	(173,555)
Foreign currencies translation adjustments	(127)	(28)	1	(154)

Ending balance	340,092	63,888	29,032	433,012

	For the six months ended June 30, 2013
	Provision for guarantees	Provision for unused commitments	Provision for credit card point	Other provisions	Total
Beginning balance	405,729	139,970	6,416	13,899	566,014
Provisions provided (*)	60,274	976	6,174	10,191	77,615
Provisions used	(12,573)	61	(5,158)	(1,785)	(19,455)
Others	8,738	—	—	—	8,738
Reversal of unused amount	(1,248)	(14,866)	—	—	(16,114)
Foreign currencies translation adjustments	(86)	80	—	55	49
Credit card division spin off	(377)	(63,466)	(7,432)	(10,264)	(81,539)

Ending balance	460,457	62,755	—	12,096	535,308

(*)	For the six months ended June 30, 2013, ￦10,344 million which are classified as profit from discontinued operations, are included in provisions provided account, respectively.

(3)	Changes in asset retirement obligation are as follows (Unit: Korean Won in millions):

	For the six months ended June 30
	2014	2013
Beginning balance	21,759	13,427
Provisions provided	359	443
Provisions used	(220)	(157)
Discount rate adjustment	2,874	8,659
Amortization	292	37
Equity spin-off of credit card	—	(877)
Others	2,276	—

Ending balance	27,340	21,532

24.	RETIREMENT BENEFIT OBLIGATION

(1)	The Group’s defined benefit plan characteristics are as follows:

Employees and directors with one or more years of service are entitled to receive a payment upon termination of their employment, based on their length of service and rate of pay at the time of termination. The assets of the plans are measured at their fair value at the end of reporting date. Plan liabilities are measured using the projected unit method, which takes account of projected earnings increases, using actuarial assumptions that give the best estimate of the future cash flows that will arise under the plan liabilities.

(2)	The Group exposed to various risks through defined benefit retirement pension plan, and the most significant risks are as follows:

Volatility of asset	The defined benefit obligation was estimated with an interest rate calculated based on blue chip corporate bonds earnings. A deficit may occur if the rate of return of plan assets falls short of the interest rate. The plan assets include equity instruments and are exposed to volatility and risks.

Decrease in profitability of blue chip bonds	A decrease in profitability of blue chip bonds will be offset by some increase in the value of debt securities that the employee benefit plan owns but will bring an increase in the defined benefit liabilities.

Risk of inflation	Most defined benefit obligations are related to inflation rate; the higher the inflation rate is, the higher the level of liabilities. Therefore, deficit occurs in the system if an inflation rate increases. However, some plan assets are not influenced by (fixed rate obligation instruments) or slightly influenced by (equity instruments) an inflation rate.

(3)	Details of defined benefit obligation are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Present value of defined benefit obligation	544,125	471,214
Fair value of plan assets	(486,615)	(431,844)

Net defined benefit liabilities	57,510	39,370

(4)	Changes in the present value of defined benefit obligation for the six months periods ended June 30, 2013 and 2014 are as follows (Unit: Korean Won in millions):

	For the six months ended June 30
	2014	2013
Beginning balance	471,214	384,098
Service cost (*1)	53,659	53,956
Interest cost	9,669	7,036
Actuarial loss (gain) (*2)	32,322	(9,984)
Adjustment due to foreign currencies translation	(30)	(33)
Retirement benefit paid	(16,946)	(17,010)
Loss on the curtailment or settlement	(5,593)	(3,985)
Others	(170)	51

Ending balance	544,125	414,129

(*1)	Current service cost included in discontinued operations profit or loss had been recorded for ￦1,274 million during the six months ended June 30, 2013.
(*2)	All the changes about actuarial gains and losses are resulted from the effects of changes in actuarial assumptions about financial variables.

(5)	Changes in plan assets for the six months ended June 30, 2013 and 2014 are as follows (Unit: Korean Won in millions):

	For the six months ended June 30
	2014	2013
Beginning balance	431,844	318,161
Interest income	10,023	6,841
Return on plan assets (excluding amounts included in interest, above)	(4,131)	(1,366)
Employer’s contributions	69,500	53,800
Retirement benefit paid	(15,187)	(15,439)
Curtailment or settlement	(5,549)	(3,725)
Others	115	96

Ending balance	486,615	358,368

The Group’s plan assets are deposited to other financial institutions by investing financial products such as retirement pension. For the next fiscal period, the expected contributions by the Group are ￦103,548 million.

(6)	The significant actuarial assumptions used in defined benefit obligation assessment are as follows (Unit: Korean Won in millions)

	June 30, 2014	December 31, 2013
Discount rate	3.82%	4.28%
Future wage growth rate	5.72%	5.72%

(7)	Details of plan assets are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Time deposits	486,607	394,561
Others	8	37,283

	486,615	431,844

(8)	The sensitivity of actuarial assumptions used in assessment of defined benefit obligation is as follows (Unit: Korean Won in millions):

		June 30, 2014	December 31, 2013
Discount rate	Increase by 1% point	(52,969)	(43,196)
	Decrease by 1% point	59,007	50,652

Future wage growth rate	Increase by 1% point	59,289	51,133
	Decrease by 1% point	(54,110)	(44,336)

The sensitivity analysis indicates the change in the amounts of defined benefit obligation when each assumption changes without change in the remaining assumptions. The sensitivity of defined benefit obligations is determined by the same methods as the projected unit credit method used in calculating net defined benefit liability recognized in the statements of financial position.

(9)	Details of maturity analysis of retirement benefit paid, which is not discounted are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Less than 1 year	3,236	3,295
1~2 years	9,867	14,742
2~5 years	93,669	77,327
5~10 years	109,445	98,156
Over 10 years	323,472	273,380

(10)	Retirement benefit measured cost with respect to the defined contribution are as follows (Unit: Korean Won in millions):

	For the six months ended June 30
	2014	2013
Severance benefits-defined contribution (*)	1,511	1,381

(*)	During the six months ended June 30, 2013, ￦3 million, which were included in the severance benefits – defined contributions, were classified as profit and loss from discontinued operations.

25.	OTHER FINANCIAL LIABILITIES AND OTHER LIABILITIES

Other financial liabilities and other liabilities are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Other financial liabilities:
Accounts payable	6,340,389	8,008,826
Accrued expenses	2,144,107	2,211,467
Other financial liabilities (*)	137,076	27,458
Difference on discount for the present value of the other financial liabilities	(2,222)	(2,651)
Borrowing from trust accounts	3,455,913	3,361,478
Deposits received	332,063	297,232
Agency business revenue	639,974	406,576
Domestic exchanges payable	1,660,006	2,869,720
Foreign exchanges remittances	762,832	650,429
Others on credit cards	321	323
Agency and others	1,329,040	1,570,770

	16,799,499	19,401,628

Other liabilities:
Unearned income	69,505	77,429
Other miscellaneous liabilities	225,350	245,503

	294,855	322,932

	17,094,354	19,724,560

(*)	In accordance with the creditor financial institutions committee agreement, the Group is to carry out a payment of ￦54,747 million and ￦7,030 million to other creditor financial institutions as of June 30, 2014 and December 31, 2013, respectively, that is included in the “other financial liabilities” line item (Notes 10 and 40).

26.	DERIVATIVES

(1)	Derivative assets and derivative liabilities are as follows (Unit: Korean Won in millions):

	June 30, 2014
		Assets		Liabilities
	Notional amount	For fair value hedge	For trading	For trading
Interest rate:
Futures	41,508	—	—	—
Swaps	112,802,712	142,800	879,353	916,253
Long options	1,185,644	—	7,865	—
Short options	2,080,644	—	—	5,429
Currency:
Futures	428,351	—	—	—
Forwards	26,434,697	—	370,251	514,850
Swaps	18,206,361	—	899,521	742,848
Long options	1,336,450	—	44,921	—
Short options	1,378,497	—	—	20,359
Equity:
Futures	31,525	—	—	—
Long options	503,811	8,363	62,428	—
Short options	854,795	—	—	23,813
Others:
Futures	1,520	—	—	—
Swaps	26,109	—	819	801
Long options	89,822	—	3,218	—
Short options	92,959	—	—	3,289

	165,495,405	151,163	2,268,376	2,227,642

	December 31, 2013
		Assets		Liabilities
	Notional amount	For fair value hedge	For trading	For fair value hedge	For cash flow hedge	For trading
Interest rate:
Futures	31,722	—	—	—	—	—
Swaps	122,337,394	131,386	996,464	13	2,656	1,025,354
Long options	737,963	—	11,355	—	—	—
Short options	2,722,963	—	—	—	—	8,570

Currency:
Futures	1,404,267	—	—	—	—	—
Forwards	28,550,832	—	346,554	—	—	368,681
Swaps	19,642,395	—	713,975	—	—	655,134
Long options	642,132	—	51,496	—	—	—
Short options	644,770	—	—	—	—	8,391

Equity:
Futures	54,126	—	—	—	—	—
Long options	464,827	24	54,749	—	—	—
Short options	1,065,422	—	—	1,772	—	27,173

Others:
Futures	660	—	—	—	—	—
Forwards	12,607	—	268	—	—	507
Swaps	160,429	—	2,496	—	—	2,356
Short options	8,346	—	—	—	—	49

	178,480,855	131,410	2,177,357	1,785	2,656	2,096,215

The above disclosure includes all derivatives regardless of the financial instrument categories. Derivatives for trading classified into financial assets or liabilities at FVTPL (see notes 7 and 20) and derivatives for fair value hedge are stated in a separate line item of the consolidated statements of financial position.

The amounts of credit value adjustment (“CVA”) for the derivative assets and debt value adjustment (“DVA”) for the derivative liabilities are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Fair value of derivative assets:
Derivative assets before adjustment	2,466,793	2,389,145
Credit value adjustment	(47,254)	(80,378)

	2,419,539	2,308,767

Fair value of derivative liabilities:
Derivative liabilities before adjustment	2,228,451	2,101,584
Debt value adjustment	(809)	(928)

	2,227,642	2,100,656

(2)	Gains or losses on valuation of derivatives are as follows (Unit: Korean Won in millions):

	For the six months ended June 30
	2014	2013
Gain from fair value hedged items	12,182	65,091
Loss from fair value hedged items	(43,366)	(22,077)

	(31,184)	43,014

Gain from fair value hedging instruments	36,108	23,457
Loss from fair value hedging instruments	(14,543)	(55,620)

	21,565	(32,163)

27.	DAY 1 PROFITS AND LOSSES

Changes in deferred day 1 profits and losses are as follows (Unit: Korean Won in millions):

	For the six months ended June 30
	2014	2013
Beginning balance	6,256	3,178
New transactions	6,621	3,130
Amounts recognized in net income	(3,402)	(2,191)

Ending balance	9,475	4,117

Although no observable elements were available in active market to determine fair value of the financial instruments, valuation techniques were utilized to determine fair value of such instruments. These financial instruments are recorded at their fair values at the time of purchase even though there were differences noted on the transaction price and fair value obtained from valuation techniques. The table above shows the differences yet to be recognized in net income.

28.	CAPITAL STOCK, HYBRID EQUITY SECURITIES AND CAPITAL SURPLUS

(1)	Capital stock, hybrid securities and capital surplus are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Capital stock:
Common stock	2,983,452	2,983,452
Preferred stock	—	—
Hybrid equity securities	1,880,798	2,380,797
Capital surplus:
Capital in excess of par value	269,535	269,535
Other capital surplus	465,136	465,136

	5,598,921	6,098,920

(2)	The number of authorized shares is as follows (Unit: Korean Won in millions):

	June 30, 2014		December 31, 2013
Authorized shares of capital stock		3,000,000,000 shares		3,000,000,000 shares
Par value	￦	5,000	￦	5,000
Issued shares of Common stock		596,690,380 shares		596,690,380 shares

(3)	There has been no change in the number of shares issued during the six months ended June 30, 2014 and 2013.

(4)	Hybrid equity securities classified as equity are as follows (Unit: Korean Won in millions):

	Issue date	Maturity	Interest rates (%)	June 30, 2014	December 31, 2013
Local currency	2008. 6. 20.	2038. 6. 20.	7.7	254,632	254,632
	2009. 3. 31.	2039. 3. 31.	6.7	—	499,999
	2013. 4. 25.	2043. 4. 25.	4.4	499,288	499,288
	2013.11.13	2043.11.13	5.8	199,702	199,702
Foreign currency	2007. 5. 2.	2037. 5. 2.	6.2	927,176	927,176

				1,880,798	2,380,797

The Group can exercise its right to early repayment after five or ten years after issuing hybrid equity securities, and at the date of maturity, the contractual agreements allow the Group to indefinitely extend the maturity date with the same contractual terms. Also, in case the Group decides not to pay the dividends of common share at general shareholder’s meeting, the Group may not pay interest on the hybrid equity securities.

(5)	Details of capital surplus are as follows (Unit: Korean Won in millions):

		June 30, 2014	December 31, 2013
Capital in excess of par value	Increase by issuance of preferred stock and common stock issue cost	269,535	269,535
Other capital surplus	Increase by acquisition of banking segment of formerly Peace Bank	31,903	31,903
	Gain on disposal of subsidiary stock (formerly Woori Investment Trust Management Co., Ltd.)	17,392	17,392
	Loss on disposal of subsidiary stock (formerly Woori Investment Securities Co., Ltd.)	(55,369)	(55,369)
	Increase by merger with formerly Woori Investment Bank Co., Ltd.	138,682	138,682
	Increase by merger with formerly Woori Card	330,395	330,395
	Increase by additional acquisition of interests in P.T. Bank Woori Indonesia	2,133	2,133

		465,136	465,136

		734,671	734,671

29.	OTHER EQUITY

Changes in other equity are as follows (Unit: Korean Won in millions):

	For the six months ended June 30, 2014
	Beginning balance	Increase (decrease) (*)	Adjustments (*)	Income tax effect	Ending balance
Gain (loss) on valuation of AFS securities	187,609	64,718	(61,693)	2,828	193,462
Share of other comprehensive gain (loss) on associates	774	(3,631)	—	878	(1,979)
Gain (loss) on overseas business translation and others	(127,531)	(45,401)	—	11,800	(161,132)
Re-measurement elements of net defined benefit liability	(55,369)	(36,498)	—	8,822	(83,045)
Others	—	(103)	—	—	(103)

	5,483	(20,915)	(61,693)	24,328	(52,797)

	For the six months ended June 30, 2013
	Beginning balance	Increase (decrease) (*)	Adjustments (*)	Income tax effect	Ending balance
Gain (loss) on valuation of AFS securities	207,776	(21,504)	(22,153)	9,042	173,161
Share of other comprehensive gain (loss) on associates	(281)	(3,944)	—	954	(3,271)
Gain (loss) on valuation of cash flow hedge	(1,447)	556	811	—	(80)
Gain (loss) on overseas business translation and others	(75,232)	72,230	—	(17,480)	(20,482)
Remeasurement elements of net defined benefit liability	(62,246)	8,908	—	(2,156)	(55,494)

	68,570	56,246	(21,342)	(9,640)	93,834

(*)	For the change in gain (loss) on valuation of AFS financial assets, increase (decrease) represent the change from the valuation for the period, and adjustments show disposal or recognition of impairment losses on AFS financial assets.

30.	RETAINED EARNINGS

(1)	Changes in retained earnings are as follows (Unit: Korean Won in millions):

		June 30, 2014	December 31, 2013
Legal reserve	Legal reserve	1,475,636	1,434,455
	Other legal reserve	80,639	72,878

		1,556,275	1,507,333

Voluntary reserve	Business rationalization reserve	8,000	8,000
	Reserve for financial structure improvement	235,400	235,400
	Additional reserve	8,134,544	7,914,544
	Regulatory reserve for credit loss	1,250,337	1,384,199
	Revaluation reserve	760,456	761,650
	Other voluntary reserve	11,800	11,800

		10,400,537	10,315,593

Retained earnings before appropriation		578,056	416,269

		12,534,868	12,239,195

1)	Legal reserve

In accordance with the Act of Banking Law, legal reserve are appropriated at least one tenth of the earnings after tax on every dividend declaration, not exceeding the paid in capital. This reserve may not be used other than for offsetting a deficit or transferring to capital.

2)	Other legal reserve

Other legal reserves were appropriated in the branches located in Japan, Vietnam and Bangladesh according to the Banking laws of Japan, Vietnam and Bangladesh, and may be used to offset any deficit incurred in those branches.

3)	Business rationalization reserve

Pursuant to the Tax Exemption and Reduction Control Law, the Group was previously required to appropriate, as a reserve for business rationalization, amounts equal to tax reductions arising from tax exemptions and tax credits up to December 31, 2001. The requirement was no longer effective from 2002.

4)	Reserve for financial structure improvement

In 2002, the Finance Supervisory Services recommended banks in Korea to appropriate at least ten percent of net income after accumulated deficit for financial structure improvement, until simple capital ratio equals 5.5 percent. This reserve is not available for payment of cash dividends; however, it can be used to reduce a deficit or be transferred to capital.

5)	Additional reserve and other voluntary reserve

Additional reserve and other voluntary reserve were appropriated for capital adequacy and other management purpose.

6)	Regulatory reserve for credit loss

In accordance with Article 29 of the Regulation on Supervision of Banking Business (“RSBB”), if provisions for credit loss under K-IFRS for the accounting purpose are lower than provisions under RSBB, the Group discloses such short fall amount as regulatory reserve for credit loss.

7)	Revaluation reserve

Revaluation reserve is the amount of limited dividends set by the board of directors to be the recognized as complementary capital when the gain or loss occurred in the property revaluation by adopting K-IFRS.

(2)	The changes in retained earnings for the six months ended June 30, 2014 and June 30, 2013 are as follows (Unit: Korean Won in millions):

	For the six months ended June 30
	2014	2013
Beginning balance	12,239,195	12,195,154
Net income attributable to shareholder	526,258	386,068
Dividend and others	(230,584)	(238,550)
Others	(1)	—
Credit card division spin-off	—	(111,747)

Ending balance	12,534,868	12,230,925

31.	PLANNED REGULATORY RESERVE FOR CREDIT LOSS

In accordance with Article 29 of the Regulation on Supervision of Banking Business (“RSBB”), if the estimated provisions for credit loss under K-IFRS for the accounting purpose are lower than those in accordance with the provisions under RSBB, the Group shall disclose the difference as the planned regulatory reserve for credit loss.

(1)	Balance of the planned regulatory reserve for credit loss is as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Beginning	1,250,337	1,384,199
Amount estimated to be appropriated (reversed)	111,286	(133,862)

Ending	1,361,623	1,250,337

(2)	Planned reserves provided, adjusted net income after the planned reserves provided and adjusted earnings per share after the planned reserves provided are as follows (Unit: Korean Won in millions, except for earnings per share amount):

	For the six months ended June 30
	2014	2013
Net income	526,730	386,616
Planned reserves provided	111,286	(121,644)
Adjusted net income after the planned reserves provided	415,444	508,260
Adjusted earnings per share after the planned reserves provided	584	708

32.	DIVIDENDS

Details of dividends and propensity to dividend are as follows (Unit: Korean Won in millions except for per share amount):

	June 30, 2014	December 31, 2013
Shares outstanding (million)	597	597
Par value (Won)	5,000	5,000
Capital stock	2,983,452	2,983,452
Number of shares issued (million)	597	597
Dividend per share (Won)	—	275
Total dividend	—	164,000

33.	NET INTEREST INCOME

Net interest income is calculated by deducting interest expenses from interest income and its detail is as follows:

(1)	Interest income recognized is as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Financial assets at FVTPL	17,060	33,139	28,111	75,223
AFS financial assets	95,495	189,631	98,478	190,143
HTM financial assets	117,578	215,349	117,796	251,611
Loans and receivables
Interest of due from banks	24,710	48,368	29,795	54,321
Interest of loans	1,953,402	3,900,008	1,999,899	4,017,095
Interest of other assets	11,165	22,442	12,691	27,355

	1,989,277	3,970,818	2,042,385	4,098,771

	2,219,410	4,408,937	2,286,770	4,615,748

Interest income accrued from impaired loan is ￦77,504million and ￦57,617 million for the six months ended June 30, 2014 and June 30, 2013, respectively.

(2)	Interest expenses recognized are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Interest of deposits	876,083	1,740,723	906,917	1,874,335
Interest of borrowings	59,042	119,215	60,847	122,137
Interest of debentures	170,433	338,139	174,124	349,960
Other interest expenses	31,858	62,849	34,867	69,303

	1,137,416	2,260,926	1,176,755	2,415,735

34.	NET FEES AND COMMISSIONS INCOME

Net fees and commissions income is calculated by deducting fees and commissions expenses from fees and commissions income and its detail is as follows:

(1)	Details of fees and commissions income occurred are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Commission received:
Commission received in local currency	144,993	297,152	146,681	278,838
Commission received in foreign currencies	47,196	88,024	46,357	89,011

	192,189	385,176	193,038	367,849

Commission fees	18,570	37,486	21,697	44,975
Commission received on project financing	7,769	8,408	2,311	6,323
Commission received on credit card	227	487	—	—
CMA management charges	—	—	199	789
Commission received on securities	14,838	29,876	16,373	31,741
Other commissions received	4,394	11,794	4,189	7,981
Commission received on trust business	9,586	19,237	8,681	17,445

	247,573	492,464	246,488	477,103

(2)	Details of fees and commissions expenses occurred are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Commission expenses:
Commission expenses in local currency	19,749	39,469	18,321	35,632
Commission expenses in foreign currencies	7,271	14,012	8,866	15,917

	27,020	53,481	27,187	51,549

Commission expenses on credit card:	229	485	261	464
Commission expenses on securities	51	85	8	27
Commission expenses on others	10,416	20,833	13,605	27,752
Commission expenses on trust business	510	1,014	494	974

	38,226	75,898	41,555	80,766

35.	DIVIDEND INCOME

Details of dividend income recognized are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Financial assets at FVTPL	2	2,623	156	6,734
AFS financial assets	22,308	69,107	21,162	36,693

	22,310	71,730	21,318	43,427

36.	GAINS OR LOSSES RELATED TO FINANCIAL ASSETS AT FVTPL

(1)	Details of gains or losses related to financial assets at FVTPL are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Gain (loss) on financial assets held-for-trading	7,040	(9,364)	45,980	93,466
Gain (loss) of financial assets designated at FVTPL	(3,353)	15,298	48,594	31,516

	3,687	5,934	94,574	124,982

(2)	Details of gains or losses on financial assets held-for-trading are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Gain (loss) on securities:
Gain on valuation of securities in local currency	5,894	15,244	(14,786)	2,034
Gain on disposals of securities in local currency	8,569	12,721	8,371	24,321
Loss on valuation of securities in local currency	2,077	(6,477)	(23,958)	(41,369)
Loss on disposals of securities in local currency	(9,198)	(22,434)	(25,105)	(34,141)

	7,342	(946)	(55,478)	(49,155)

Gain (loss) on transactions and valuation of other financial instruments:
Gain on valuation of other financial instruments	1,365	2,916	1,903	2,911
Gain on transactions of other financial instruments	266	551	234	307
Loss on valuation of other financial instruments	(1,350)	(3,103)	(2,240)	(3,032)
Loss on transactions of other financial instruments	(153)	(243)	(54)	(81)

	128	121	(157)	105

	7,470	(825)	(55,635)	(49,050)

Gain (loss) on derivatives (for trading):
Gain (loss) on transactions and valuation of derivatives:
Gain on interest rates derivatives	319,913	607,068	304,907	720,636
Loss on interest rates derivatives	(340,781)	(638,295)	(295,525)	(711,424)

	(20,868)	(31,227)	9,382	9,212

Gain on currencies derivatives	958,365	1,417,477	1,274,237	2,770,131
Loss on currencies derivatives	(937,843)	(1,398,283)	(1,165,827)	(2,621,689)

	20,522	19,194	108,410	148,442

Gain on equity derivatives	2,065	32,874	19,678	36,438
Loss on equity derivatives	(2,101)	(29,605)	(36,157)	(51,916)

	(36)	3,269	(16,479)	(15,478)

Gain on other derivatives	3,318	11,246	5,386	7,815
Loss on other derivatives	(3,366)	(11,021)	(5,084)	(7,475)

	(48)	225	302	340

	(430)	(8,539)	101,615	142,516

	7,040	(9,364)	45,980	93,466

(3)	Details of gains or losses of financial instrument at FVTPL are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Gain (loss) on compound financial instruments:
Gain (loss) on disposals of compound financial instruments	2,107	9,366	33,538	32,401
Gain (loss) on valuation of compound financial instruments	(8,510)	(5,688)	4,824	(5,027)

	(6,403)	3,678	38,362	27,374

Gain (loss) on other financial instruments:
Gain (loss) on valuation of other financial instruments	3,050	11,620	10,232	4,142

	(3,353)	15,298	48,594	31,516

37.	GAINS OR LOSSES ON AFS FINANCIAL ASSETS

Details of gains or losses on AFS financial assets recognized are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Gain on transactions of securities	51,644	90,964	49,692	68,401
Impairment loss	(36,733)	(128,157)	(22,397)	(59,692)

	14,911	(37,193)	27,295	8,709

38.	GAIN (LOSS) ON HTM FINANCIAL ASSETS

There is no gain or loss on HTM financial assets for the six months ended June 30, 2014 and June 30, 2013, respectively. In addition, details of interest income of HTM financial assets are stated in note 33.

39.	IMPAIRMENT LOSS FOR LOANS, OTHER RECEIVABLES, GUARANTEES AND UNUSED COMMITMENTS

Impairment losses for loans, other receivables, guarantees and unused commitments are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Loans	(322,596)	(424,167)	(466,118)	(860,618)
Guarantees and commitments	100,532	164,961	(14,336)	(59,026)
Provision for unused commitments	(3,210)	4,426	22,326	18,061

	(225,274)	(254,780)	(458,128)	(901,583)

40.	GENERAL AND ADMINISTRATIVE EXPENSES AND NET OTHER OPERATING INCOME (EXPENSE)

(1)	Details of general and administrative expenses are as follows (Unit: Korean Won in millions):

		2014		2013
		Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Salaries	Short-term salaries	259,953	519,227	268,843	525,591
	Short-term salaries- employee benefits	85,907	161,826	86,343	159,381
	Severance benefits-defined benefit	26,744	53,261	26,975	52,618
	Severance benefits-defined contribution	821	1,511	700	1,378
	Termination benefits	67,708	67,708	53,016	53,016

		441,133	803,533	435,877	791,984

Depreciation		31,444	64,969	30,977	68,703
Other general and administrative expenses	Reimburse	3,385	4,441	2,864	5,275
	Traveling expenses	1,717	3,553	1,600	3,177
	Operating promotion expenses	8,143	18,659	8,834	19,745
	Rent	60,313	121,365	52,044	105,684
	Maintenance	3,237	6,332	3,462	6,763
	Advertising	8,438	14,403	8,853	15,885
	Taxes and dues	25,873	50,972	24,886	52,384
	Insurance premium	1,082	2,168	700	1,466
	Computer related expenses	62,609	124,517	55,537	113,245
	Service charges	53,834	92,903	48,817	94,928
	Communications	8,738	16,618	9,269	18,977
	Printing	2,750	4,910	2,348	4,658
	Water, light and heating	2,948	7,731	3,078	7,912
	Supplies	1,439	2,970	1,644	3,168
	Vehicle maintenance	2,479	4,846	2,774	5,247
	Other expenses	(287)	171	56	186
	Others	2,044	3,607	1,948	3,506

		248,742	480,166	228,714	462,206

		721,319	1,348,668	695,568	1,322,893

(2)	Details of net other operating income (expenses) recognized are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Other operating income	595,155	1,167,577	669,627	1,392,325
Other operating expenses	(719,450)	(1,448,892)	(774,819)	(1,531,636)

	(124,295)	(281,315)	(105,192)	(139,311)

(3)	Details of other operating income recognized are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Gain on transaction of foreign exchange	516,790	1,032,247	502,740	1,052,408
Gain on derivatives (hedge purpose)	21,818	36,108	4,223	23,457
Gain on fair value hedged items	3,738	12,182	44,991	65,091
Gain on disposals of loans	41,598	67,867	39,666	72,584
Gain on trusts	35	63	199	203
Other incomes (*)	11,176	19,110	77,808	178,582

	595,155	1,167,577	669,627	1,392,325

(*)	For the six months ended June 30, 2014 and 2013, ￦18,871 million and ￦178,193 million, respectively, that the Group is to receive from other financial institutions, are included in “others” in accordance with the agreement of financial institutions council (Notes 10 and 25).

(4)	Details of other operating expenses are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Loss on transaction of foreign exchange	416,221	919,783	589,447	1,164,576
Loss on derivatives (hedge purpose)	4,154	14,543	41,729	55,620
Loss on fair value hedged items	27,286	43,366	4,622	22,077
Deposit insurance premium	63,914	125,291	59,188	114,605
Contribution to miscellaneous funds	84,404	166,847	83,335	163,502
Export bond insurance fees	8	20	30	75
Loss on disposal of loans	—	18	—	—
Other expenses (*)	123,463	179,024	(3,532)	11,181

	719,450	1,448,892	774,819	1,531,636

(*)	The Group is to carry out a payment to other creditor financial institutions of ￦164,923 million, that is included in “other expenses” in accordance with the creditor financial institutions committee agreement (Notes 10 and 25).

41.	NON-OPERATING INCOME (EXPENSES)

(1)	Details of gain (loss) on valuation of investments in associates are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Gain on valuation of investments in associates	20,054	24,905	14,647	16,223
Loss on valuation of investments in associates	(5,718)	(68,078)	(5,134)	(15,175)
Impairment loss of investments in associates	15,339	(1,546)	—	—

	29,675	(44,719)	9,513	1,048

(2)	Details of other non-operating income (expenses) are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Other non-operating income	36,966	60,102	49,184	64,577
Other non-operating expenses	(15,644)	(47,450)	(18,398)	(40,643)

	21,322	12,652	30,786	23,934

(3)	Details of other non-operating income are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Gain on disposals of investment in associates	5,524	7,000	6,206	6,206
Rental fee income	3,917	7,881	4,659	8,209
Gain on transactions of other assets	243	351	(107)	411
Reversal of impairment of other assets	226	226	46	46
Gain on restoration	3	87	13	38
Others	27,053	44,557	38,367	49,667

	36,966	60,102	49,184	64,577

(4)	Details of other non-operating expenses are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Loss on disposals of investments in associates	—	—	3,379	4,464
Loss on disposals of other assets	228	236	321	374
Impairment loss of other assets	383	632	157	164
Donation	4,490	28,240	5,152	18,837
Loss on restoration	77	153	158	316
Depreciation of investment properties	864	1,713	856	1,715
Interest expenses of rent leasehold deposit	421	832	562	1,128
Expenses on collecting of charge-off loans	895	1,959	894	2,059
Others	8,286	13,685	6,919	11,586

	15,644	47,450	18,398	40,643

42.	INCOME TAX EXPENSE

(1)	Details of income tax expense are as follows (Unit: Korean Won in millions):

	For the six months ended June 30
	2014	2013
Current income tax payable	273,023	106,898
Adjustment recognized in the period for current tax of prior periods	(4,623)	(7,479)
Changes in deferred income taxes due to temporary differences	(130,676)	(2,729)
Changes in deferred income taxes directly in equity	23,764	(9,756)

Income tax expense	161,488	86,934

Income tax expense from continuing operations	161,488	77,523
Income tax expense from discontinued operations	—	9,411

(2)	Income tax reconciled from net income is follows (Unit: Korean Won in millions):

	For the six months ended June 30
	2014	2013
Net income before income tax	688,218	473,550
Income from continuing operations before income taxes	688,218	434,663
Income from discontinued operations before income taxes	—	38,887
Tax calculated at statutory tax rate (*)	166,088	114,136
Adjustments:
Effect on non-taxable income	(21,872)	(20,045)
Effect on non-deductible expense	9,180	14,337
Consolidated tax return	(1,137)	(14,015)
Adjustment recognized in the period for current tax of prior periods	(4,623)	(7,479)
Others	13,852	—

Income tax expense	161,488	86,934

Income tax expense from continuing operations	161,488	77,523
Income tax expense from discontinued operations	—	9,411

Effective tax rate from continuing operations	23.5%	17.8%
Effective tax rate from discontinued operations	—	24.2%

(*)	The corporate tax rate is 11 % up to ￦200 million, 22 % over ￦200 million to ￦20 billion and 24.2 % over ￦20 billion.

(3)	Details of deferred tax relating to items that are recognized directly in equity are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Loss on valuation of AFS securities	(63,965)	(66,793)
Gain (Loss) on valuation of investments in associates	631	(247)
Gain on overseas business translation and others	51,951	40,715
Actuarial gain	26,565	17,743

	15,182	(8,582)

43.	EARNINGS PER SHARE (“EPS”)

(1)	Basic EPS is calculated by dividing net income by weighted average number of common shares outstanding (Unit: Korean Won in millions, except for per share data)

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Net income attributable to common shares:
Net income attributable to the controlling equity	221,022	526,258	194,215	386,068
Dividend to hybrid securities	(28,418)	(66,584)	(34,321)	(65,244)

	192,604	459,674	159,894	320,824

Profit used in calculation of continuing operations income	192,604	459,674	159,894	291,348
Profit used in calculation of discontinued operations income	—	—	—	29,476
Weighted average number of common shares outstanding (million shares)	597	597	558	626
Basic EPS	323	770	287	512
Continuing operations	323	770	287	465
Discontinued operations	—	—	—	47

(2)	Diluted EPS is calculated by reflecting the dilution effect to net income (Unit: Korean Won in millions, except for per share amounts)

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Diluted net income:
Net income attributable to common shares	192,604	459,674	159,894	320,824
Dilution effect of convertible preferred stock	—	—	—	—

	192,604	459,674	159,894	320,824

Profit used in calculation of continuing operations income	192,604	459,674	159,894	291,348
Profit used in calculation of discontinued operations income	—	—	—	29,476
Weighted average number of share for diluted EPS (million shares)	597	597	597	680
Weighted average number of common shares outstanding (million shares)	597	597	558	626
Convertible preferred stock (million shares)	—	—	39	54

Diluted EPS	323	770	268	471
Continuing operations	323	770	268	428
Discontinued operations	—	—	—	43

Diluted EPS is calculated by adjusting the assumption that all of dilutive potential common shares are converted to common shares, used for the weighted average number of share calculation. EPS and Diluted EPS for the six month ended June 30, 2013 has no difference as the dilutive potential common shares of the Bank as of June 30, 2013 are convertible preferred stock that has no dilutive impact. There are no dilutive potential common shares as of June 30, 2014 as the convertible preferred stocks are converted to common shares during the year ended December 31, 2013.

44.	CONTINGENT LIABILITIES AND COMMITMENTS

(1)	Details of guarantees which the Group has provided to others are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Confirmed guarantees:
Guarantees for loans	107,500	144,967
Acceptances	829,473	837,129
Guarantees in acceptances of imported goods	104,879	151,327
Other confirmed guarantees	7,485,698	7,982,961

	8,527,550	9,116,384

Unconfirmed guarantees:
Local letters of credit	628,756	661,612
Letters of credit	4,468,309	4,655,998
Other unconfirmed guarantees	1,482,331	1,779,210

	6,579,396	7,096,820

Commercial paper purchase commitments and others	2,437,198	1,924,176

	17,544,144	18,137,380

(2)	Details of loan commitments and the other commitments which the Group provided to others are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Loan commitments in local currency	41,355,180	41,849,043
Loan commitments in foreign currencies	20,545,230	23,195,943
Securities purchase contracts	1,443,608	1,442,603

	63,344,018	66,487,589

(3)	Details of guarantees and the related provisions for guarantees are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Confirmed guarantees	8,527,550	9,116,384
Unconfirmed guarantees	6,579,396	7,096,820
Commercial paper purchase commitments and others	2,437,198	1,924,176

	17,544,144	18,137,380

Provisions for guarantees	340,092	501,662
Ratio of provisions to total guarantees	1.94%	2.77%

(4)	As of March 31, 2013, the Group jointly took responsibility to reimburse the remaining portion of liabilities of Woori Card Co., Ltd., a newly-established company deconsolidated (refer to Note 46).

(5)	Litigation case

The Group has filed and faced lawsuits as follows (Unit: Korean Won in millions):

	June 30, 2014
	As plaintiff (*)	As defendant
Number of cases	81 case	272 case
Amount of litigation	955,387	360,292
Provisions for litigations		22,216

	December 31, 2013
	As plaintiff (*)	As defendant
Number of cases	84 case	311 case
Amount of litigation	1,185,147	441,370
Provisions for litigations		20,498

(*)	The minor lawsuits in relation to the collection or management of loans are excluded from the number of cases.

The domestic banks refused to refund the cost to put up collateral security to the customers which were determined and mediated by Korean Consumer Agency. In this regard, the Group was filed in 53 lawsuits as of June 30, 2014 and further more lawsuits are expected. The expected outflow of resources of the Group is not likely to be high hence the Group has not set up the provision for litigation.

(6)	During the year ended December 31, 2013, the Supreme Court ruled about ‘Ordinary wages’. The Group reviewed the impact of the rule on the consolidated financial statement of the Group as of June 30, 2014. The Group believed that the rule has no impact on the consolidated financial statements of the Group, therefore it has not set up any provision related to ‘ordinary wage.’

45.	RELATED PARTY TRANSACTIONS

Related parties of the Group and assets and liabilities recognized and major transactions with related parties during the current and prior period are as follows:

(1)	The related parties of the Group as of June 30, 2014 are as follows:

Related parties
Ultimate controlling party (Government related entity)	Korea Deposit Insurance Corporation (“KDIC”)

Parent	Woori Finance Holdings Co., Ltd. (“WFH”)

Associates	Kumho Tires Co., Ltd., Osung LST Co., Ltd , Woori Blackstone Korea Opportunity Private Equity Fund 1, Woori Private Equity Fund, United PF 1st Corporate Financial Stability, STX Corporation , Samho International Co., Ltd., Ansang Tech Co., Ltd., Woori Service Networks Co., Ltd., Force TEC Co., Ltd., Hana Engineering & Construction Co., Ltd., Phoenix Digital Tech Co., Ltd., Chin Hung International Inc., Korea Credit Bureau Co., Ltd., Poonglim Industrial Co., Ltd., Korea Finance Security Co., Ltd., STX Engine Co,. Ltd., Saudara Bank

Others	Woori Finance Research Institute, Woori Renaissance Holdings Co., Ltd., Woori FIS Co., Ltd., Woori EL Co., Ltd., Woori Invest Bank Co., Ltd., Woori Columbus 1st Special Purpose Entity, Woori Private Equity, Woori Card, My Asset Manhatan Private Real Estate Trust 1st , Sahn Eagles LLC

(2)	Assets and liabilities from transactions with related parties are as follows (Unit: Korean Won in millions):

Related party		Accounts	June 30, 2014	December 31, 2013
Ultimate controlling party (Government related entity)	KDIC	Other assets	740,783	790,701
		Deposits	619,920	807,163
		Other liabilities	5,169	3,898
Parent	WFH	Other assets	—	134,830
		Deposits	1,895,156	72,670
		Other liabilities	205,193	25,826
Associates	Kumho Tires Co., Ltd.	Loans	348,076	356,764
		Provision for credit loss	(34,679)	(35,944)
		Other assets	51,405	45,669
		Deposits	62,745	57,855
		Other liabilities	84	90
	Korea Credit Bureau Co., Ltd.	Deposits	3,008	4,029
		Other liabilities	14	101
	Woori Private Equity Fund and subsidiaries	Other assets	4	5
		Deposits	6,134	5,559
		Other liabilities	2	2
	Korea Finance Security Co., Ltd.	Deposits	2,373	4,070
		Other liabilities	28	15
	Woori Service Networks Co., Ltd.	Deposits	2,787	2,642
		Other liabilities	54	50
	United PF 1st Corporate Financial Stability	Deposits	31	38
	Chin Hung International Inc.	Loans	35,940	45,994
		Provision for credit loss	(33,145)	(39,639)
		Deposits	3,027	1,073
		Other liabilities	13	1
	Poonglim Industrial Co., Ltd.	Loans	28,999	36,874
		Provision for credit loss	(128)	(266)
		Deposits	19,573	15,508
		Other liabilities	5	39
	Phoenix Digital Tech Co., Ltd.	Loans	2,383	1,209
		Provision for credit loss	(95)	(72)
		Deposits	392	495
		Other liabilities	2	11
	Ansang Tech Co., Ltd.	Loans	41	223
		Provision for credit loss	(7)	(142)
		Other assets	7	10
	Samho International Co., Ltd.	Loans	34,905	51,896
		Provision for credit loss	(32,826)	(33,024)
		Deposits	107,669	149,685
		Other liabilities	128	89
	Force TEC Co., Ltd.,	Loans	51,459	46,421
		Provision for credit loss	(30,826)	(27,035)
		Deposits	2,222	297
	Hana Engineering & Construction Co., Ltd.	Loans	169	169
		Provision for credit loss	(169)	(169)
		Deposits	72	903

Related party		Accounts	June 30, 2014	December 31, 2013
Associates	STX Engine Co., Ltd.	Loans	144,928	104,557
		Provision for credit loss	(22,230)	(10,935)
		Other assets	27
		Deposits	14,235	6,023
		Other liabilities	34	99
	STX Corporation	Loans	133,172	—
		Provision for credit loss	(12,365)	—
		Other assets	1	—
		Deposits	6,337	—
		Other liabilities	15	—
	Osung LST Co., Ltd.	Loans	17,018	—
		Provision for credit loss	(2,644)	—
		Other assets	1,539	—
		Deposits	2,376	—
		Other liabilities	9	—
Others	Woori Finance Holdings Co., Ltd. and subsidiaries	Loans	—	50,000
		Provision for credit loss	—	(367)
		Other assets	20,860	16,819
		Deposits	56,767	85,121
		Borrowings	1,000	1,000
		Other liabilities	34,685	39,149
	Woori Private Equity and subsidiaries	Deposits	7,752	8,103
		Other liabilities	106	30
	Associates of Woori Private Equity	Deposits	13,404	26,014
		Other liabilities	117	275

(3)	Gain or loss from transactions with related parties are as follows (Unit: Korean Won in millions):

			For the six months ended June 30
Related party		Accounts	2014	2013
Ultimate controlling party (Government related entity)	KDIC	Interest income	14,035	12,041
		Interest expenses	6,653	3,509
		Reversal of provision for credit loss	(58)	—
Parent	WFH	Fees income	14	25
		Other income	545	1,089
		Interest expenses	6,128	3,383
		Fees expenses	18,899	25,156
		Other expenses	367	80
Associates	Kumho Tires Co., Ltd. .	Interest income	500	500
		Fees income	6	7
		Other income	5,739	—
		Interest expenses	103	232
		Bad debt expenses (Reversal of provision for credit loss)	(1,265)	1,689
		Interest income	—	10,912
	Korea Finance Security Co., Ltd.	Interest expenses	29	50
	Korea Credit Bureau Co., Ltd.	Interest expenses	33	51
	Woori Service Networks Co., Ltd.	Other income	13	9
		Interest expenses	30	37
		Reversal of provision for credit loss	—	(1)
	United PF 1st Corporate Financial Stability	Interest expenses	—	34
	Woori Private Equity Fund	Fees income	4	6
		Interest expenses	29	14
	Chin Hung International Inc.	Fees income	1	1
		Interest expenses	13	49
		Bad debt expenses (Reversal of provision for credit loss)	(6,494)	7,363
	Poonglim Industrial Co., Ltd.	Interest expenses	13	39
		Reversal of provision for credit loss	(138)	(97)
	Phoenix Digital Tech Co., Ltd.	Interest expenses	7	3
		Bad debt expenses (Reversal of provision for credit loss)	23	(181)

			For the six months ended June 30
Related party		Accounts	2014	2013
Associates	Ansang Tech Co., Ltd.	Bad debt expenses (Reversal of provision for credit loss)	(135)	136
	Samho International Co., Ltd.	Fees income	4	—
		Interest expenses	547	—
		Reversal of provision for credit loss	(198)	—
	Force TEC Co., Ltd.,	Interest expenses	3	—
		Bad debt expenses	3,790	—
	STX Engine Co., Ltd.	Interest income	123	—
		Fees income	62	—
		Interest expenses	22	—
		Bad debt expenses	11,295	—
	STX Corporation	Fees income	1	—
		Interest expenses	3	—
		Reversal of provision for credit loss	(6,326)	—
	Osung LST Co., Ltd.	Interest income	45	—
		Other income	1,344	—
		Interest expenses	16	—
		Reversal of provision for credit loss	(5,894)	—
Others	Woori Finance Holdings Co., Ltd. and subsidiaries	Interest income	11	3,845
		Fees income	58,915	21,732
		Other income	4,243	3,889
		Interest expenses	123	644
		Fees expenses	—	160
		Bad debt expenses	—	301
		Other expenses	114,483	102,979
	Woori Private Equity and subsidiaries	Interest expenses	83	40
		Reversal of provision for credit loss	—	(1)
	Associates of Woori Private Equity	Interest expenses	240	222

(4)	Guarantees provided to the related parties are as follows (Unit: Korean Won in millions):

	Warranty	June 30, 2014	December 31, 2013
KDIC	Loan commitment	1,500,000	2,000,000
Kumho Tires Co., Ltd.	Loan commitment in foreign currencies	11,921	208
	Import credit in foreign currencies	23,060	12,832
	Loan commitment	87,061	113,453
Chin Hung International Inc.	Loan commitment	40,628	40,620
Phoenix Digital Tech Co., Ltd.	Loan commitment	2,597	3,771
STX Engine Co., Ltd.	Import credit in foreign currencies	48,557	21,213
	Loan commitment	47,316	38,147
STX Corporation	Import credit in foreign currencies	29,541	—
	Loan commitment	4,395	—
Woori Card Co., Ltd.	Loan commitment	500,000	500,000

For the guarantees provided to the related parties, the Group recognized provisions for guarantees amounting to ￦12,968 million and ￦1,355 million, respectively, as of June 30, 2014 and December 31, 2013.

(5)	Details of compensation to key management are as follows (Unit: Korean Won in millions):

	For the six months ended June 30
	2014	2013
Salaries	572	643
Severance and retirement benefits	65	39

The key management represents non-executive directors and executive director. As of June 30, 2014 and December 31, 2013, loans from transactions with key management amount to ￦45 million, and ￦269 million, respectively. And allowance for these loans and bad debt expenses is nil. In addition, as of June 30, 2014 and December 31 2013, the liability recognized from transactions with key management amounts to ￦881 million and ￦1,346 million, respectively.

46.	CREDIT CARD DIVISION SPIN-OFF

(1)	As of September 16, 2011, the board of directors of WFH and the Group decided to spin-off the Group’s credit card division and establish a new credit card company to be a subsidiary of WFH to enhance the competiveness in credit card business. On April 1, 2013, credit card division was spin-off in accordance with such resolution as a date of spin-off of March 31, 2013.

The shareholder of the partitioned company will receive 100% of the newly issued shares of the credit card company in proportion to its ownership as of the spin-off date. The business segments of the Group, other than credit card operation segment, will continue to exist after the spin-off. Both the Group and the newly established credit card company are jointly responsible for the liabilities arising from the conditions existing before the spin-off date.

(2)	Details of assets and liabilities transferred from the Group to Woori Card are as follows (Unit: Korean Won in millions):

April 1, 2013
Cash and cash equivalents	375,175
AFS financial assets	62,177
Loans and receivables	3,750,221
Investment in associates	521
Premises and equipment	5,142
Intangible assets	4,217
Deferred tax assets	24,340
Other assets	2,781

4,224,574

Debentures	2,699,537
Provisions	83,053
Other financial liabilities	320,050
Other liabilities	71,934

3,174,574

Accumulated other comprehensive income	14,578

(3)	For the six months ended June 30, 2013, the summarized financial information of credit card operating segment is as follows (Unit: Korean Won in millions):

2013
Six months ended June 30
OPERATING INCOME:	31,035
Net interest income
Interest income	222,010
Interest expenses	30,652

191,358

Net fee and commission income
Fee and commission income	11,708
Fee and commission expenses	130,664

(118,956)

Dividend income	4,236
Gain on AFS financial assets	1,027
Impairment losses for loans, other receivables, guarantees and unused commitments	(26,815)
General and administrative expenses	(18,536)
Other operating income	(1,279)
Net other operating income (expenses)	7,852

NET INCOME BEFORE INCOME TAX EXPENSE	38,887

INCOME TAX EXPENSE	(9,411)

PROFIT FROM DISCONTINUED OPERATIONS	29,476

(4)	Cash flows related to discontinued operations are as follows (Unit: Korean Won in millions):

For the six months ended June 30, 2013
Cash flows from operating activities	374,127
Cash flows from investing activities	1,048
Cash flows from financing activities	—

47.	TRUST ACCOUNTS

The financial information of the trust accounts have been prepared in accordance with K-IFRS 5004 ‘trust agent’s trust account’ and detailed enforcement rules of regulations on supervision of financial corporation, which are based on capital market and financial investment business.

(1)	Trust accounts of the Group are as follows (Unit: Korean Won in millions):

	Total assets
	June 30, 2014	December 31, 2013
Trust	30,164,008	29,413,864

	Operating revenue
	For the six months ended June 30, 2014	For the six months ended June 30, 2013
Trust	376,464	362,076

(2)	Significant transactions between the Group and trust accounts are as follows (Unit: Korean Won in millions):

1)	Receivables/Payables

	June 30, 2014	December 31, 2013
Receivables
Trust fees receivables	21,317	17,077
Payables
Borrowings from trust accounts	3,148,228	3,130,738

2)	Revenue/Expenses

	For the six months ended June 30, 2014	For the six months ended June 30, 2013
Revenue:
Trust fees	19,754	18,061
Expenses:
Interest expenses on borrowings from trust accounts	40,450	48,031

(3)	Trust accounts guaranteeing the repayment of principal and Trust accounts guaranteeing a fixed rate of return on, and the repayment of principal

1)	The carrying value of trust accounts with agreement to guarantee the principal amount or the fixed dividend and the amount that should be covered by the inherent account were as follows (Unit: Korean Won in millions):

	Monetary trusts	June 30, 2014	December 31, 2013
Commitment to preservation of part of principal	Household	15,292	16,130
	Corporate	1,119	1,174
	Installment purpose	2,094	2,139

		18,505	19,443

Trust accounts guaranteeing the repayment of principal	Old-age Pension Trusts	6,076	6,369
	Personal Pension Trusts	533,066	540,912
	Pension Trusts	600,455	572,095
	Retirement Trusts	78,701	82,417
	New Personal Pension Trusts	9,269	9,373
	New Old-age Pension Trusts	4,599	5,360

		1,232,166	1,216,526

Trust accounts guaranteeing a fixed rate of return on, and the repayment of principal	Development Trusts Unspecified Money Trusts	19 851	19 857

		870	876

		1,251,541	1,236,845

2)	As of June 30, 2014 and December 31, 2013, the amounts that the Group has to pay by the capital guaranteed contract or the consequences of management for the principal guaranteed agreements are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Liabilities for the account (subsidy for trust account adjustment)	6	10

48.	EVENT SUBSEQUENT TO THE REPORTING PERIOD

As of July 28, 2014, the Board of Directors of the Group decided to merger with Woori Financial Holdings Co., Ltd, a holding company, for privatization purpose.

Details of the merger are described as follows:

Classification	Details
Type	Merger

Companies involved in merger	Woori Bank (continuing company)
Woori Financial Holdings Co., Ltd. (extinctive company)

New shares acquired due to merger	676,278,371 shares of common stock

Schedule	Scheduled date of general meeting of shareholders:	October 10, 2014
	Date of merger:	November 1, 2014
	Scheduled date of registration of merger:	November 3, 2014